UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 04524)

Exact name of registrant as specified in charter: Putnam Global Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2009

Date of reporting period: November 1, 2008 — April 30, 2009

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PGGIX

Putnam Global Income Trust

Semiannual Report 4|30|09

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Since 1937, when George Putnam created a prudent mix of stocks and bonds in a single, professionally managed portfolio, we have championed the wisdom of the balanced approach. Today, we offer a world of equity, fixed-income, multi-asset, and absolute-return portfolios so investors can pursue a range of financial goals. Our seasoned portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in service excellence, in the value of experienced financial advice, and in putting clients first in everything we do.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Global Income
Trust

Semiannual Report
4 | 30 | 09

Message from the Trustees	2

About the fund	4

Performance snapshot	6

Interview with your fund’s Portfolio Manager	7

Performance in depth	12

Expenses	14

Portfolio turnover	16

Your fund’s management	17

Terms and definitions	19

Trustee approval of management contract	20

Other information for shareholders	25

Financial statements	26

Message from the Trustees

Dear Fellow Shareholder:

Since the fourth quarter of 2007, investors have endured one of the most difficult downturns in decades, but there now seem to be early signs that the storm clouds may be starting to clear in the stock market. Although this downturn is far from over and we remain cautious, we are encouraged by a number of developments.

Before its climb was interrupted by profit taking in early May, the stock market experienced a two-month run-up from its March lows. Although many analysts agree that the stock market is in the process of bottoming out, they are careful to note that the market is fairly valued today and that it will require positive corporate earnings growth to continue its climb.

The outlook for the fixed-income market is less clear. Hundreds of billions of dollars in economic stimulus spending have increased the U.S. deficit, which may weaken demand for Treasuries. Corporate and municipal debt may fare slightly better.

Under President and CEO Robert L. Reynolds, Putnam Investments has instituted several changes in order to position Putnam mutual funds for a market recovery. In April, Walter C. Donovan, a 25-year investment industry veteran, joined Putnam as Chief Investment Officer. Mr. Donovan will lead a reinvigorated investment organization strengthened by the arrival during the past few months of several well-regarded senior portfolio managers, research analysts, and equity traders.

We also are pleased to announce that Ravi Akhoury has been elected to the Board of Trustees of the Putnam Funds and W. Thomas Stephens has rejoined the Board. From 1992 to 2007, Mr. Akhoury was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management. He serves as advisor to New York Life Insurance Company, and previously was a member of its Executive Management Committee.

Mr. Stephens retired in December 2008 as Chairman and Chief Executive Officer of Boise Cascade, L.L.C., a paper, forest products, and timberland assets company. He is a Director of TransCanada Pipelines, Ltd., an energy infrastructure company. From 1997 to 2008, Mr. Stephens served on the Board of Trustees of the Putnam Funds. Until 2004, he also was a Director of Xcel Energy Incorporated, Qwest Communications, and Norske Canada, Inc.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Investing for income from global sources

For investors with an appetite for income, it makes sense to look far and wide for income sources. Putnam Global Income Trust searches the world for income-generating securities.

This fund was launched in 1987, when the best international income opportunities involved taking advantage of differences in bond yields and fluctuations in currency exchange rates across international markets. However, at the time, only a handful of the world’s markets allowed foreign investors to participate fully.

Since then, income opportunities have changed. Regulatory reforms opened many markets to outside investors. A convergence of interest rates to lower levels limited the effectiveness of traditional strategies. New approaches focused on opportunities in recently opened markets and budding sectors as a broader variety of bonds and specially structured debt securities developed.

Putnam Global Income Trust has kept pace with these evolving opportunities. Today, the portfolio continues to hold bonds issued by foreign governments in an effort to benefit from foreign currency exposure, but it invests a greater share of assets in securities backed by mortgage and consumer debt. The advantage of this variety of holdings is that the sources of return are, to some extent, independent and unrelated, rather than dependent on a single factor, like interest-rate trends, that can negatively affect the fund.

The fund’s managers work with Putnam’s fixed-income group and possess a range of specialized research skills. Putnam analysts sift through thousands of securities, supporting the managers as they construct a portfolio seeking high current income.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. The fund invests in fewer issuers and involves more risk than a fund that invests more broadly.

Key drivers of returns
in global bond markets

U.S. investment-grade bonds

Most government, mortgage-backed, and asset-backed securities are investment-grade bonds. The performance of investment-grade bonds is influenced primarily by changes in interest rates. Generally, bond prices rise when interest rates fall, and prices fall when rates rise. The fluctuations are caused by investor expectations about future inflation and the pace of economic growth.

International bonds

Bonds issued outside the United States, including sovereign debt of foreign governments, are affected by inflation and economic conditions in the countries where the bonds are issued. Also, changes in currency exchange rates affect the performance of international bonds.

Allocations and holdings in each country will vary over time. For more information on current fund holdings, see pages 27–67.

All data as of 4/30/09.

This illustration shows the fund’s six largest country weightings, which together represent 94.26% of the fund’s portfolio value. The balance of the fund’s portfolio is invested in 12 other countries. Data excludes exposure to some countries achieved through various derivative investments and collateral received on certain derivative instruments. Weightings will vary over time.

Finding income opportunities in a variety of world markets

The fund’s management team identifies bonds in the United States and international markets that offer the potential for high current income. The fund favors currencies considered to offer relative strength.

4	5

Performance
snapshot

Average annual total return (%) comparison as of 4/30/09

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 7 and 12–14 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark was not in existence at the time of the fund’s inception. The Barclays Capital Global Aggregate Bond Index commenced 12/31/89.

† Returns for the six-month period are not annualized, but cumulative.

Interview with your
fund’s Portfolio Manager

D. William Kohli

Bill, how did Putnam Global Income Trust perform during its most recent semiannual period?

The fund posted a positive return during a tumultuous time for the credit markets, though it slightly underperformed its benchmark (which is more highly concentrated in government securities) and its Lipper peers. There were two starkly contrasting periods for the credit markets during recent months. At the peak of the financial crisis last October and November, even issues with very secure cash flows found few buyers. Interest-rate spreads, or differences in yield between credit instruments and Treasuries, widened dramatically, as prices of many credit instruments plummeted. In an almost desperate flight to perceived quality during the height of the credit crisis, investors fled credit instruments for the perceived safe haven of Treasuries. However, the credit markets began to stabilize last December and performed much more positively during the first four months of 2009. Specifically, for the six-month period, the fund gained 4.89% at net asset value, versus a return of 6.68% for the Barclays Capital Global Aggregate Bond Index and a 5.79% return for the fund’s peer group, Lipper Global Income Funds.

How did the period begin in terms of major events affecting the credit markets, and how did it evolve?

Over the past 18 months, we witnessed the dramatic unfolding of a significant deleveraging process in the United States —

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/09. See page 6 and pages 12–14 for additional fund performance information. Index descriptions can be found on page 19.

as well as worldwide — on a scale that was unprecedented. Following Lehman Brothers’ bankruptcy declaration, breakup, and liquidation last September, credit market prices declined sharply during the fall of 2008. Leading up to that point, we had seen a surge in home foreclosures, severe problems for the securitized loan markets, the collapse of Bear Stearns, and instances where the money markets virtually froze and short-term Treasury yields turned negative because of unprecedented Treasury security demand. In November, another significant drop in commercial and residential property values was reported, and panic selling of credit instruments by individuals and institutions, including large hedge funds, ensued. Yields of credit instruments compared with Treasuries spiked to spread levels that had never been seen before.

The dramatic reduction of access to credit for individuals and businesses drove the United States and all major European countries into the worst economic downturn since the Great Depression. The Fed [U.S. Federal Reserve] and several other central banks around the world responded with a series of short-term interest-rate cuts designed to stimulate economic activity, and the Fed and U.S. Treasury introduced a number of new lending facilities designed to spur renewed credit flows and lending among — and by —large financial institutions.

In early February, Congress approved an $800 billion stimulus package designed to buoy the economy with new spending, and in March, Treasury Secretary Timothy Geithner announced a public/private partnership to buy up so-called “toxic” mortgage assets from banks as another way to restore credit flows. The government’s series of “stress tests” on major banks this spring was helpful in providing a kind of third-party endorsement concerning these banks’ relative stability, spurring improved liquidity within the credit markets.

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 4/30/09. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Bill, how did the portfolio managers invest the fund through this period?

First of all, we continued our strategy of focusing on high-quality credit instruments that we believe carry minimal fundamental credit risk. Though the performance of most credit instruments was highly correlated at the low point for the bond market last fall [as many investors fled to Treasuries], we believe that our focus on high credit quality will reward investors over time. Beginning in late 2007, we began to find compelling opportunities among what we perceived to be severely undervalued securities in commercial mortgage-backed securities [CMBSs] and collateralized mortgage obligations [CMOs], particularly interest-only securities [IOs] and inverse floating rate notes markets. We purchased large amounts of these securities at various points over the last 15 months.

Two factors helped the fund bounce back somewhat from the tremendous market downdraft last fall. First, the fund’s investments in IOs and inverse floating rate securities benefited from the slow rate of prepayments that the mortgage market is currently experiencing. Both types of securities are producing substantial cash flows even in this difficult economic environment, and these two types of holdings strongly benefited performance from December through February when the credit markets stabilized. Second, during the latter part of the period the fund profited from our prior decision to position the portfolio for yield-curve steepening. This strategy was based on our view that the yield curve would continue to steepen [with longer-term yields rising], as we predicted that central banks would keep short-term rates low and concerns would continue to grow over government budget deficits and longer-term inflation.

Did you incorporate any additional changes in strategy during the time frame?

Yes. With the intent of decreasing the fund’s price volatility, we have been reducing the

Comparison of top country weightings

This chart shows how the fund’s top weightings have changed over the past six months. Data excludes exposure to some countries achieved through various derivative instruments and collateral received on certain derivative instruments. Weightings are shown as a percentage of portfolio value. Holdings will vary over time.

overall level of commercial mortgage assets in the fund, and shifting to short-duration commercial mortgages and residential mortgages. Within the residential mortgage area, we have emphasized hybrid ARMs [combining features of both fixed-rate and adjustable-rate mortgages] and Alt-A mortgages [considered more risky than prime mortgages, but higher quality than subprime] at what we feel are very depressed prices. We believe both types of residential mortgages were unfairly punished by the market during the most intense periods of market illiquidity over the past 18 months.

Bill, what is your outlook for the economy, the credit markets, and the fund over the next several months?

We have seen a gradual shift in attitude among market participants in the first four months of 2009, and though the economy could deteriorate further, we are also preparing for the possibility that the fundamental improvements we’ve witnessed — along with the enhanced market liquidity that we are seeing — could build on one another to markedly improve the state of the economy and financial markets. However, because it is impossible to predict even the short-term economic future, we are focusing on cash flows. That is, we are looking to invest in bonds that will produce steady return even if the U.S. economy turns down again or recovers much more slowly than many are hoping. We are also emphasizing short duration and high quality. Although we expect market volatility to persist, we think that the level of value in the bond market is very high. For the first time in more than 15 years, double-digit yields are available from fixed-income instruments during a period when inflation is still very low. To us, the potential returns from a select mix of credit instruments are extremely attractive.

Thanks Bill, for sharing your insights with us.

IN THE NEWS

The Obama administration estimates a record $1.84 trillion budget deficit for 2009. The combination of higher government debt and stimulus spending has cooled investors’ attitudes toward Treasury bonds, whose prices have fallen more than 20% since the start of 2009, despite their safe-haven status. Historically, Treasury bonds have been among the investments most vulnerable to fears of rising inflation, which can result from increased government spending. Massive government stimulus often leads to higher prices for consumer goods because the Federal Reserve, in effect, prints more money to pay for the additional spending. This, in turn, can diminish the purchasing power of the dollar. Higher interest rates will push down Treasury prices because when interest rates rise, bond prices fall, and vice versa.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

We are pleased to report that effective March 2009, your fund’s monthly dividend was increased from $0.058 to $0.062 per share, an increase of 6.90%. This dividend increase was possible due to an increase in interest income driven primarily by increased exposure to the securitized bond markets.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2009, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/1/87)		(2/1/94)		(7/26/99)		(3/17/95)		(12/1/03)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	6.34%	6.15%	5.52%	5.52%	5.55%	5.55%	6.04%	5.88%	6.08%	6.39%

10 years	42.49	36.80	32.27	32.27	32.28	32.28	39.05	34.58	39.03	43.75
Annual average	3.60	3.18	2.84	2.84	2.84	2.84	3.35	3.01	3.35	3.70

5 years	10.25	5.81	6.18	4.44	6.26	6.26	8.87	5.31	9.01	11.22
Annual average	1.97	1.14	1.21	0.87	1.22	1.22	1.71	1.04	1.74	2.15

3 years	2.54	–1.54	0.24	–2.40	0.27	0.27	1.72	–1.56	1.71	3.22
Annual average	0.84	–0.52	0.08	–0.81	0.09	0.09	0.57	–0.52	0.57	1.06

1 year	–12.38	–15.90	–13.09	–17.19	–13.00	–13.82	–12.60	–15.44	–12.60	–12.22

6 months	4.89	0.66	4.41	–0.59	4.49	3.49	4.70	1.29	4.76	4.91

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

Due to market volatility, current performance may be higher or lower than performance shown.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Comparative index returns For periods ended 4/30/09

	Barclays Capital Global Aggregate	Lipper Global Income Funds
	Bond Index	category average*

Annual average (life of fund)	—†	6.98%

10 years	67.97%	59.70
Annual average	5.32	4.68

5 years	26.82	18.04
Annual average	4.87	3.27

3 years	17.32	5.72
Annual average	5.47	1.71

1 year	–2.20	–7.01

6 months	6.68	5.79

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/09, there were 137, 127, 96, 87, 52, and 3 funds, respectively, in this Lipper category.

† The fund’s benchmark was not in existence at the time of the fund’s inception. The Barclays Capital Global Aggregate Bond Index commenced 12/31/89.

Fund price and distribution information For the six-month period ended 4/30/09

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.356		$0.318	$0.317	$0.344		$0.343	$0.368

Capital gains	—		—	—	—		—	—

Total	$0.356		$0.318	$0.317	$0.344		$0.343	$0.368

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

10/31/08	$10.47	$10.91	$10.44	$10.44	$10.40	$10.75	$10.46	$10.48

4/30/09	10.60	11.04	10.56	10.57	10.52	10.87	10.59	10.60

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	7.02%	6.74%	6.25%	6.36%	6.84%	6.62%	6.80%	7.25%

Current 30-day SEC yield [2,3]
(with expense limitation)	N/A	6.86	6.41	6.42	N/A	6.68	6.91	7.40

Current 30-day SEC yield [3]
(without expense limitation)	N/A	6.48	6.01	6.01	N/A	6.30	6.51	7.00

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund may have limited expenses, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/09

(inception	Class A		Class B		Class C		Class M		Class R	Class Y
dates)	(6/1/87)		(2/1/94)		(7/26/99)		(3/17/95)		(12/1/03)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	6.15%	5.95%	5.32%	5.32%	5.35%	5.35%	5.84%	5.68%	5.88%	6.19%

10 years	37.09	31.60	27.22	27.22	27.21	27.21	33.72	29.41	33.76	38.27
Annual average	3.20	2.78	2.44	2.44	2.44	2.44	2.95	2.61	2.95	3.29

5 years	1.58	–2.51	–2.20	–3.81	–2.14	–2.14	0.25	–2.99	0.33	2.45
Annual average	0.31	–0.51	–0.44	–0.77	–0.43	–0.43	0.05	–0.61	0.07	0.49

3 years	0.01	–4.03	–2.24	–4.81	–2.22	–2.22	–0.81	–4.06	–0.80	0.67
Annual average	0.00	–1.36	–0.75	–1.63	–0.75	–0.75	–0.27	–1.37	–0.27	0.22

1 year	–17.17	–20.51	–17.80	–21.69	–17.78	–18.56	–17.42	–20.12	–17.33	–16.95

6 months	–7.77	–11.48	–8.22	–12.67	–8.15	–9.04	–7.93	–10.91	–7.89	–7.74

Fund’s annual operating expenses For the fiscal year ended 10/31/08

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	1.16%	1.91%	1.91%	1.41%	1.41%	0.91%

Total annual fund operating expenses	1.48	2.23	2.23	1.73	1.73	1.23

* Reflects Putnam Management’s decision to contractually limit expenses through 10/31/09.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Global Income Trust from November 1, 2008, to April 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$5.64	$9.43	$9.43	$6.90	$6.90	$4.37

Ending value (after expenses)	$1,048.90	$1,044.10	$1,044.90	$1,047.00	$1,047.60	$1,049.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2009, use the following calculation method. To find the value of your investment on November 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$5.56	$9.30	$9.30	$6.80	$6.80	$4.31

Ending value (after expenses)	$1,019.29	$1,015.57	$1,015.57	$1,018.05	$1,018.05	$1,020.53

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.11%	1.86%	1.86%	1.36%	1.36%	0.86%

Average annualized expense
ratio for Lipper peer group*	1.12%	1.87%	1.87%	1.37%	1.37%	0.87%

* Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 3/31/09.

Your fund’s portfolio turnover

Putnam funds are actively managed by experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons Percentage of holdings that change every year

	2008	2007	2006	2005	2004

Putnam Global Income Trust	182%	103%	98%	198%	162%

Lipper Global Income Funds
category average	192%	156%	159%	158%	194%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on October 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 12/31/08.

Your fund’s management

In addition to D. William Kohli, your fund’s Portfolio Managers are Michael Atkin, Rob Bloemker, Michael Salm, and Raman Srivastava.

Portfolio management fund ownership

The following table shows how much the fund’s current Portfolio Managers have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of April 30, 2009, and April 30, 2008.

Trustee and Putnam employee fund ownership

As of April 30, 2009, all of the Trustees of the Putnam funds owned fund shares. The following table shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in the fund	Total assets in all Putnam funds

Trustees	$96,000	$32,000,000

Putnam employees	$3,129,000	$339,000,000

Other Putnam funds managed by the Portfolio Managers

D. William Kohli is also a Portfolio Manager of Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam Diversified Income Trust, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust.

Michael Atkin is also a Portfolio Manager of Putnam Diversified Income Trust, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust.

Rob Bloemker is also a Portfolio Manager of Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam American Government Income Fund, Putnam Diversified Income Trust, Putnam Income Fund, Putnam Master Intermediate Income Trust, Putnam Premier Income Trust, and Putnam U.S. Government Income Trust.

Michael Salm is also a Portfolio Manager of Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam American Government Income Fund, Putnam Income Fund, and Putnam U.S. Government Income Trust.

Raman Srivastava is also a Portfolio Manager of Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam Income Fund, and The George Putnam Fund of Boston.

D. William Kohli, Michael Atkin, Rob Bloemker, Michael Salm, and Raman Srivastava may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract, in respect of your fund, between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2008. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular feecategories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 4th percentile in management fees and in the 52nd percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will be applied to your fund.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Global Income Funds) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	38th

Three-year period	67th

Five-year period	42nd

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year and five-year periods ended December 31, 2007, there were 110, 92, and 84 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Global Income Funds category for the one-year, five-year, and ten-year periods ended March 31, 2009, were 87%, 83%, and 78%, respectively. Over the one-year, five-year, and ten-year periods ended March 31, 2009, your fund ranked 106th out of 121, 73rd out of 88, and 42nd out of 53 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 4/30/09 (Unaudited)

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (58.2%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.4%)
Government National Mortgage Association
Pass-Through Certificates 6 1/2s, with due dates
from August 20, 2037 to October 20, 2037	$460,737	$485,629

		485,629
U.S. Government Agency Mortgage Obligations (57.8%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
6s, with due dates from July 1, 2021 to
September 1, 2021	107,261	112,863
5 1/2s, June 1, 2035	115,674	120,834
5 1/2s, April 1, 2020	119,183	124,709

Federal National Mortgage Association
Pass-Through Certificates
7s, with due dates from March 1, 2033 to
April 1, 2035	353,621	383,485
6 1/2s, with due dates from September 1, 2036
to November 1, 2037	385,608	409,137
6 1/2s, TBA, May 1, 2039	2,000,000	2,118,438
6s, July 1, 2037	41,477	43,431
6s, with due dates from May 1, 2021 to
October 1 , 2021	296,443	312,157
5 1/2s, with due dates from February 1, 2018
to March 1, 2021	289,993	303,734
5s, July 1, 2035 [i]	1,221,827	1,262,110
5s, May 1, 2037	2,999,998	3,089,530
5s, with due dates from May 1, 2020 to March 1, 2021	43,658	45,484
5s, TBA, June 1, 2039	8,000,000	8,205,938
5s, TBA, May 1, 2039	46,000,000	47,311,718
4 1/2s, TBA, May 1, 2039	1,000,000	1,017,500
4s, with due dates from May 1, 2019 to
September 1, 2020	557,460	570,294

		65,431,362
Total U.S. government and agency mortgage obligations (cost $65,682,457)		$65,916,991

U.S. TREASURY OBLIGATIONS (0.7%)*	Principal amount	Value

U.S. Treasury Bonds 6 1/4s, May 15, 2030	$646,000	$840,910

Total U.S. treasury obligations (cost $749,275)		$840,910

MORTGAGE-BACKED SECURITIES (39.3%)*	Principal amount	Value

Asset Securitization Corp. Ser. 96-MD6, Class A7,
8.631s, 2029	$98,832	$109,166

Banc of America Commercial Mortgage, Inc.
FRB Ser. 07-3, Class A3, 5.837s, 2049	90,000	64,665
Ser. 07-2, Class A2, 5.634s, 2049	1,146,000	973,985
Ser. 06-4, Class A2, 5.522s, 2046	748,000	686,596
Ser. 04-3, Class A5, 5.498s, 2039	160,000	146,130
Ser. 06-5, Class A2, 5.317s, 2047	858,000	757,160
Ser. 05-6, Class A2, 5.165s, 2047	214,000	194,784
Ser. 07-5, Class XW, Interest only (IO), 0.606s, 2051	5,688,920	85,334

MORTGAGE-BACKED SECURITIES (39.3%)* cont.	Principal amount		Value

Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-PB1, Class K, 6.15s, 2035		$100,000	$67,484
Ser. 04-4, Class XC, IO, 0.29s, 2042		2,602,009	27,659
Ser. 06-4, Class XC, IO, 0.122s, 2046		3,846,311	23,918
Ser. 06-5, Class XC, IO, 0.117s, 2016		1,905,035	11,419

Banc of America Funding Corp. FRB Ser. 06-D,
Class 6A1, 5.935s, 2036		387,583	193,792

Banc of America Mortgage Securities Ser. 05-E,
Class 2, IO, 0.3s, 2035		2,068,744	5,818

Banc of America Structured Security Trust 144A
Ser. 02-X1, Class A3, 5.436s, 2033		53,712	53,562

Bayview Commercial Asset Trust 144A
Ser. 07-1, Class S, IO, 2.477s, 2037		1,265,177	75,405
Ser. 07-CD1A, IO, 2.14s, 2021	CAD	12,492,599	523,755
Ser. 06-CD1A, IO, 1.68s, 2023	CAD	9,293,330	389,625
Ser. 07-5A, IO, 1.55s, 2037		$724,110	52,788
FRB Ser. 06-CD1A, Class A1, 0.707s, 2023 F	CAD	1,821,814	1,252,325

Bear Stearns Alternate Trust
FRB Ser. 06-5, Class 2A2, 6 1/4s, 2036		$472,150	211,165
FRB Ser. 06-6, Class 2A1, 5.878s, 2036		245,094	118,508
FRB Ser. 05-7, Class 23A1, 5.645s, 2035		257,045	120,027

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.449s, 2032		100,000	56,716
Ser. 07-PW17, Class A3, 5.736s, 2050		1,047,000	759,180
Ser. 05-PWR9, Class A2, 4.735s, 2042		143,000	135,634

Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 06-PW14, Class XW, IO, 0.882s, 2038 F		1,183,407	31,287
Ser. 06-PW14, Class X1, IO, 0.136s, 2038 F		1,274,211	12,247
Ser. 07-PW18, Class X1, IO, 0.095s, 2050		3,216,277	17,388

Chase Commercial Mortgage Securities Corp. 144A
Ser. 98-1, Class F, 6.56s, 2030		362,000	314,207
Ser. 98-1, Class H, 6.34s, 2030		203,000	73,937

Citigroup Commercial Mortgage Trust
Ser. 08-C7, Class A3, 6.299s, 2014		370,000	250,460
Ser. 08-C7, Class A2A, 6.034s, 2049		200,000	161,392

Citigroup Commercial Mortgage Trust 144A Ser. 06-C5,
Class XC, IO, 0.1s, 2049		6,884,569	48,880

Citigroup Mortgage Loan Trust, Inc.
IFB Ser. 07-6, Class 2A5, IO, 6.213s, 2037		255,951	23,852
FRB Ser. 06-AR5, Class 2A5A, 6.192s, 2036		306,077	169,876
FRB Ser. 05-10, Class 1A5A, 5.83s, 2035		101,085	55,597
FRB Ser. 06-AR7, Class 2A2A, 5.64s, 2036		369,079	155,013

Citigroup/Deutsche Bank Commercial Mortgage
Trust 144A
Ser. 07-CD4, Class XC, IO, 0.089s, 2049		7,989,726	33,557
Ser. 07-CD5, Class XS, IO, 0.077s, 2044		1,711,020	6,059

Commercial Mortgage Acceptance Corp. 144A
Ser. 98-C1, Class F, 6.23s, 2031		157,000	129,809

Commercial Mortgage Loan Trust Ser. 08-LS1,
Class A4B, 6.22s, 2017		199,000	142,936

MORTGAGE-BACKED SECURITIES (39.3%)* cont.	Principal amount		Value

Countrywide Alternative Loan Trust
IFB Ser. 04-2CB, Class 1A5, IO, 7.163s, 2034		$243,685	$13,963
Ser. 06-45T1, Class 2A2, 6s, 2037		470,255	247,031
Ser. 06-J8, Class A4, 6s, 2037		292,962	153,897
Ser. 07-HY5R, Class 2A1A, 5.544s, 2047		151,004	97,863
Ser. 05-24, Class 1AX, IO, zero %, 2035		1,195,763	14,760

Countrywide Home Loans
FRB Ser. 05-HYB7, Class 6A1, 5.674s, 2035		620,479	316,445
FRB Ser. 06-HYB1, Class 1A1, 5.318s, 2036		76,625	35,078
FRB Ser. 05-HYB4, Class 2A1, 4.893s, 2035		729,532	393,947

Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 6.004s, 2039		328,000	276,704
Ser. 07-3, Class 1A1A, 5.837s, 2037		170,214	86,809

Credit Suisse Mortgage Capital Certificates 144A
Ser. 07-C2, Class AX, IO, 0.279s, 2049		10,861,457	54,307
Ser. 06-C4, Class AX, IO, 0.134s, 2039		5,882,977	41,646

CS First Boston Mortgage Securities Corp.
Ser. 97-C2, Class F, 7.46s, 2035		119,000	99,963
Ser. 04-C2, Class A2, 5.416s, 2036		180,000	157,006

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C2, Class F, 6 3/4s, 2030		362,000	256,403
Ser. 02-CP5, Class M, 5 1/4s, 2035		81,000	4,025
Ser. 04-C4, Class AX, IO, 0.572s, 2039		1,001,934	15,005
Ser. 03-C3, Class AX, IO, 0.554s, 2038		1,344,620	53,566
Ser. 03-CK2, Class AX, IO, 0.38s, 2036		2,121,299	44,335

CWCapital Cobalt Ser. 07-C2, Class A2, 5.334s, 2047		554,000	477,630

DLJ Commercial Mortgage Corp.
Ser. 99-CG2, Class B3, 6.1s, 2032		129,000	127,569
Ser. 99-CG2, Class B4, 6.1s, 2032		219,000	76,650

European Loan Conduit 144A FRB Ser. 22A, Class D,
2.336s, 2014 (United Kingdom)	GBP	103,500	30,671

European Prime Real Estate PLC 144A FRB Ser. 1-A,
Class D, 2.325s, 2014 (United Kingdom)	GBP	180,378	13,363

Fannie Mae
IFB Ser. 07-75, Class JS, 48.86s, 2037		$151,573	217,780
IFB Ser. 07-80, Class AS, 45.86s, 2037		92,781	130,176
IFB Ser. 07-W7, Class 1A4, 36.555s, 2037		91,862	115,627
IFB Ser. 07-1, Class NK, 33.344s, 2037		230,861	310,859
IFB Ser. 07-30, Class FS, 27.801s, 2037		79,598	101,365
IFB Ser. 06-49, Class SE, 27 1/4s, 2036		140,902	182,030
IFB Ser. 05-25, Class PS, 26.235s, 2035		79,460	106,536
IFB Ser. 05-57, Class CD, 23.484s, 2035		84,695	106,859
IFB Ser. 05-74, Class CP, 23.146s, 2035		94,029	108,130
IFB Ser. 06-8, Class HP, 22.963s, 2036		147,972	182,140
IFB Ser. 06-8, Class WK, 22.963s, 2036		234,050	285,488
IFB Ser. 05-99, Class SA, 22.963s, 2035		109,351	132,560
IFB Ser. 05-45, Class DC, 22.706s, 2035		126,128	154,172
Ser. 02-T4, Class A4, 9 1/2s, 2041		265,683	292,086
Ser. 01-T10, Class A2, 7 1/2s, 2041		103,609	111,606
Ser. 02-T4, Class A3, 7 1/2s, 2041		89,691	96,614
Ser. 01-T12, Class A2, 7 1/2s, 2041		108,369	116,733
Ser. 99-T2, Class A1, 7 1/2s, 2039		203,921	217,113

MORTGAGE-BACKED SECURITIES (39.3%)* cont.	Principal amount	Value

Fannie Mae
Ser. 00-T6, Class A1, 7 1/2s, 2030	$90,889	$97,223
IFB Ser. 07-W6, Class 6A2, IO, 7.363s, 2037	117,614	12,989
IFB Ser. 03-66, Class SA, IO, 7.213s, 2033	190,516	17,489
IFB Ser. 04-17, Class ST, IO, 7.163s, 2034	46,457	5,943
IFB Ser. 08-7, Class SA, IO, 7.113s, 2038	708,048	83,032
Ser. 02-26, Class A1, 7s, 2048	78,252	84,267
Ser. 03-W8, Class 2A, 7s, 2042	296,608	319,409
Ser. 02-T16, Class A2, 7s, 2042	436,225	469,760
Ser. 02-14, Class A1, 7s, 2042	116,177	125,108
Ser. 383, Class 80, IO, 7s, 2037	78,384	7,571
IFB Ser. 07-W6, Class 5A2, IO, 6.853s, 2037	182,461	18,755
IFB Ser. 07-W4, Class 4A2, IO, 6.843s, 2037	843,769	86,604
IFB Ser. 07-W2, Class 3A2, IO, 6.843s, 2037	211,840	21,743
IFB Ser. 06-125, Class SM, IO, 6.763s, 2037	332,082	28,393
IFB Ser. 06-58, Class SQ, IO, 6.763s, 2036	549,021	41,237
IFB Ser. 08-36, Class YI, IO, 6.763s, 2036	520,982	47,228
IFB Ser. 06-43, Class SU, IO, 6.763s, 2036	119,833	11,667
IFB Ser. 06-24, Class QS, IO, 6.763s, 2036	257,798	30,567
IFB Ser. 05-52, Class DC, IO, 6.763s, 2035	107,301	10,338
IFB Ser. 06-60, Class SI, IO, 6.713s, 2036	550,035	53,023
IFB Ser. 06-60, Class UI, IO, 6.713s, 2036	95,188	8,931
IFB Ser. 04-89, Class EI, IO, 6.713s, 2034	720,468	64,577
IFB Ser. 04-24, Class CS, IO, 6.713s, 2034	271,469	26,863
IFB Ser. 07-W7, Class 3A2, IO, 6.693s, 2037	314,357	18,971
IFB Ser. 03-122, Class SA, IO, 6.663s, 2028	322,101	21,499
IFB Ser. 03-122, Class SJ, IO, 6.663s, 2028	337,238	23,279
IFB Ser. 04-60, Class SW, IO, 6.613s, 2034	509,345	49,318
IFB Ser. 03-130, Class BS, IO, 6.613s, 2033	700,874	64,686
IFB Ser. 05-65, Class KI, IO, 6.563s, 2035	355,208	32,004
IFB Ser. 03-34, Class WS, IO, 6.563s, 2029	666,041	52,983
IFB Ser. 08-20, Class SA, IO, 6.553s, 2038	165,511	14,732
IFB Ser. 08-10, Class LI, IO, 6.543s, 2038	678,582	66,705
IFB Ser. 08-01, Class GI, IO, 6.523s, 2037	981,123	95,993
Ser. 383, Class 64, IO, 6 1/2s, 2037	76,760	8,310
Ser. 383, Class 58, IO, 6 1/2s, 2037	74,895	6,773
Ser. 381, Class 14, IO, 6 1/2s, 2037	114,551	10,310
Ser. 381, Class 15, IO, 6 1/2s, 2037	77,079	6,454
Ser. 383, Class 73, IO, 6 1/2s, 2037	79,562	9,006
IFB Ser. 08-41, Class S, IO, 6.363s, 2036	507,612	35,824
IFB Ser. 07-39, Class LI, IO, 6.333s, 2037	663,980	61,631
IFB Ser. 07-54, Class CI, IO, 6.323s, 2037	169,851	15,928
IFB Ser. 07-39, Class PI, IO, 6.323s, 2037	148,963	10,986
IFB Ser. 07-42, Class SD, IO, 6.323s, 2037	121,648	8,191
IFB Ser. 07-58, Class SP, IO, 6.313s, 2037	187,389	16,693
IFB Ser. 07-28, Class SE, IO, 6.313s, 2037	161,117	14,996
IFB Ser. 06-128, Class SH, IO, 6.313s, 2037	89,077	6,532
IFB Ser. 06-79, Class SI, IO, 6.313s, 2036	171,569	16,257
IFB Ser. 05-12, Class SC, IO, 6.313s, 2035	210,257	20,084
IFB Ser. 05-17, Class ES, IO, 6.313s, 2035	217,019	20,287

MORTGAGE-BACKED SECURITIES (39.3%)* cont.	Principal amount	Value

Fannie Mae
IFB Ser. 05-17, Class SY, IO, 6.313s, 2035	$100,449	$9,467
IFB Ser. 07-W5, Class 2A2, IO, 6.303s, 2037	91,728	8,672
IFB Ser. 07-30, Class IE, IO, 6.303s, 2037	455,308	60,897
IFB Ser. 06-123, Class CI, IO, 6.303s, 2037	366,184	33,887
IFB Ser. 06-123, Class UI, IO, 6.303s, 2037	512,783	45,843
IFB Ser. 05-82, Class SY, IO, 6.293s, 2035	424,994	34,637
IFB Ser. 05-45, Class EW, IO, 6.283s, 2035	689,785	52,222
IFB Ser. 05-45, Class SR, IO, 6.283s, 2035	596,990	44,241
IFB Ser. 07-15, Class BI, IO, 6.263s, 2037	831,793	71,846
IFB Ser. 06-126, Class CS, IO, 6.263s, 2037	248,087	20,105
IFB Ser. 06-16, Class SM, IO, 6.263s, 2036	148,990	15,909
IFB Ser. 05-95, Class CI, IO, 6.263s, 2035	251,461	28,800
IFB Ser. 05-84, Class SG, IO, 6.263s, 2035	408,759	34,417
IFB Ser. 05-57, Class NI, IO, 6.263s, 2035	82,003	8,019
IFB Ser. 05-54, Class SA, IO, 6.263s, 2035	408,795	30,580
IFB Ser. 05-23, Class SG, IO, 6.263s, 2035	325,053	27,802
IFB Ser. 05-29, Class SX, IO, 6.263s, 2035	281,144	25,081
IFB Ser. 05-29, Class SY, IO, 6.263s, 2035	995,679	86,896
IFB Ser. 05-17, Class SA, IO, 6.263s, 2035	289,168	27,673
IFB Ser. 05-17, Class SE, IO, 6.263s, 2035	312,841	27,781
IFB Ser. 05-57, Class DI, IO, 6.263s, 2035	668,658	52,690
IFB Ser. 04-92, Class S, IO, 6.263s, 2034	896,427	77,540
IFB Ser. 06-104, Class EI, IO, 6.253s, 2036	343,690	33,718
IFB Ser. 05-83, Class QI, IO, 6.253s, 2035	77,102	7,311
IFB Ser. 06-128, Class GS, IO, 6.243s, 2037	186,860	17,170
IFB Ser. 06-114, Class IS, IO, 6.213s, 2036	177,078	14,375
IFB Ser. 06-116, Class LS, IO, 6.213s, 2036	74,729	6,915
IFB Ser. 04-92, Class SQ, IO, 6.212s, 2034	374,457	36,549
IFB Ser. 06-115, Class IE, IO, 6.203s, 2036	137,926	14,392
IFB Ser. 06-117, Class SA, IO, 6.203s, 2036	208,425	16,967
IFB Ser. 06-109, Class SH, IO, 6.183s, 2036	188,996	20,687
IFB Ser. 06-111, Class SA, IO, 6.183s, 2036	1,209,225	111,697
IFB Ser. 07-W6, Class 4A2, IO, 6.163s, 2037	767,019	70,903
IFB Ser. 06-128, Class SC, IO, 6.163s, 2037	172,845	14,328
IFB Ser. 06-116, Class S, IO, 6.163s, 2036	575,018	45,667
IFB Ser. 06-104, Class SG, IO, 6.163s, 2036	67,214	5,000
IFB Ser. 06-43, Class SI, IO, 6.163s, 2036	768,148	63,317
IFB Ser. 06-8, Class JH, IO, 6.163s, 2036	640,971	60,963
IFB Ser. 06-8, Class PS, IO, 6.163s, 2036	417,109	51,061
IFB Ser. 09-12, Class CI, IO, 6.163s, 2036	722,839	73,469
IFB Ser. 05-122, Class SG, IO, 6.163s, 2035	152,433	16,050
IFB Ser. 06-101, Class SA, IO, 6.143s, 2036	655,169	56,364
IFB Ser. 06-92, Class LI, IO, 6.143s, 2036	204,984	16,724
IFB Ser. 06-17, Class SI, IO, 6.143s, 2036	308,373	25,993
IFB Ser. 06-60, Class YI, IO, 6.133s, 2036	306,142	30,060
IFB Ser. 06-85, Class TS, IO, 6.123s, 2036	277,648	20,127
IFB Ser. 06-95, Class SH, IO, 6.113s, 2036	661,413	54,785
IFB Ser. 06-61, Class SE, IO, 6.113s, 2036	105,230	7,676
IFB Ser. 07-75, Class PI, IO, 6.103s, 2037	257,286	18,763
IFB Ser. 07-W7, Class 2A2, IO, 6.093s, 2037	592,999	54,194
IFB Ser. 07-88, Class MI, IO, 6.083s, 2037	172,164	14,614

MORTGAGE-BACKED SECURITIES (39.3%)* cont.	Principal amount	Value

Fannie Mae
IFB Ser. 09-12, Class AI, IO, 6.063s, 2037	$713,603	$65,330
IFB Ser. 07-116, Class IA, IO, 6.063s, 2037	901,818	82,011
IFB Ser. 07-103, Class AI, IO, 6.063s, 2037	1,008,336	91,698
IFB Ser. 07-15, Class NI, IO, 6.063s, 2022	269,925	20,217
IFB Ser. 07-106, Class SM, IO, 6.023s, 2037	490,929	35,470
IFB Ser. 08-3, Class SC, IO, 6.013s, 2038	94,566	8,699
IFB Ser. 07-109, Class XI, IO, 6.013s, 2037	183,454	16,042
IFB Ser. 07-109, Class YI, IO, 6.013s, 2037	217,969	15,484
IFB Ser. 07-W8, Class 2A2, IO, 6.013s, 2037	411,989	37,157
IFB Ser. 07-88, Class JI, IO, 6.013s, 2037	158,238	12,857
IFB Ser. 06-79, Class SH, IO, 6.013s, 2036	349,304	35,832
IFB Ser. 07-54, Class KI, IO, 6.003s, 2037	111,893	8,056
IFB Ser. 07-30, Class JS, IO, 6.003s, 2037	372,022	31,585
IFB Ser. 07-30, Class OI, IO, 6.003s, 2037	741,061	64,724
IFB Ser. 07-14, Class ES, IO, 6.003s, 2037	460,719	31,670
Ser. 383, Class 98, IO, 6s, 2022	64,189	4,831
IFB Ser. 07-W2, Class 1A2, IO, 5.993s, 2037	197,122	17,719
IFB Ser. 07-106, Class SN, IO, 5.973s, 2037	247,530	17,549
IFB Ser. 07-54, Class IA, IO, 5.973s, 2037	198,250	17,139
IFB Ser. 07-54, Class IB, IO, 5.973s, 2037	198,250	17,139
IFB Ser. 07-54, Class IC, IO, 5.973s, 2037	198,250	17,139
IFB Ser. 07-54, Class ID, IO, 5.973s, 2037	198,250	17,139
IFB Ser. 07-54, Class IE, IO, 5.973s, 2037	198,250	17,139
IFB Ser. 07-54, Class IF, IO, 5.973s, 2037	294,543	25,422
IFB Ser. 07-54, Class NI, IO, 5.973s, 2037	184,154	14,085
IFB Ser. 07-54, Class UI, IO, 5.973s, 2037	247,603	23,005
IFB Ser. 07-109, Class AI, IO, 5.963s, 2037	935,669	80,748
IFB Ser. 07-91, Class AS, IO, 5.963s, 2037	166,007	12,160
IFB Ser. 07-91, Class HS, IO, 5.963s, 2037	178,196	15,230
IFB Ser. 07-15, Class CI, IO, 5.943s, 2037	681,025	58,883
IFB Ser. 06-124, Class SC, IO, 5.943s, 2037	361,734	28,709
IFB Ser. 06-115, Class JI, IO, 5.943s, 2036	488,864	38,474
IFB Ser. 07-109, Class PI, IO, 5.913s, 2037	254,333	21,090
IFB Ser. 06-123, Class LI, IO, 5.883s, 2037	328,818	26,638
IFB Ser. 08-1, Class NI, IO, 5.813s, 2037	439,286	38,301
IFB Ser. 07-116, Class BI, IO, 5.813s, 2037	827,940	72,188
IFB Ser. 08-01, Class AI, IO, 5.813s, 2037	1,203,481	104,931
IFB Ser. 08-10, Class GI, IO, 5.793s, 2038	154,685	12,559
IFB Ser. 08-13, Class SA, IO, 5.783s, 2038	1,083,961	75,377
IFB Ser. 08-1, Class HI, IO, 5.763s, 2037	556,581	48,111
IFB Ser. 07-39, Class AI, IO, 5.683s, 2037	341,660	26,212
IFB Ser. 07-32, Class SD, IO, 5.673s, 2037	235,133	17,479
IFB Ser. 07-30, Class UI, IO, 5.663s, 2037	192,973	14,683
IFB Ser. 07-1, Class CI, IO, 5.663s, 2037	223,167	17,997
IFB Ser. 09-12, Class DI, IO, 5.593s, 2037	681,976	54,647
IFB Ser. 05-58, Class IK, IO, 5.563s, 2035	337,414	31,450
IFB Ser. 04-46, Class PJ, IO, 5.563s, 2034	254,367	21,810
Ser. 383, Class 18, IO, 5 1/2s, 2038	168,584	16,015
Ser. 383, Class 19, IO, 5 1/2s, 2038	153,552	14,587
Ser. 383, Class 4, IO, 5 1/2s, 2037	231,023	20,242
Ser. 383, Class 5, IO, 5 1/2s, 2037	147,308	13,994

MORTGAGE-BACKED SECURITIES (39.3%)* cont.	Principal amount	Value

Fannie Mae
Ser. 383, Class 6, IO, 5 1/2s, 2037	$131,412	$11,499
Ser. 383, Class 7, IO, 5 1/2s, 2037	129,924	11,368
Ser. 383, Class 20, IO, 5 1/2s, 2037	95,968	9,117
Ser. 383, Class 21, IO, 5 1/2s, 2037	90,786	8,625
Ser. 383, Class 22, IO, 5 1/2s, 2037	83,735	8,671
Ser. 383, Class 95, IO, 5 1/2s, 2022	72,738	5,408
IFB Ser. 08-1, Class BI, IO, 5.473s, 2038	1,389,860	90,957
Ser. 06-W3, Class 1AS, IO, 5.461s, 2046	705,461	52,063
IFB Ser. 07-75, Class ID, IO, 5.433s, 2037	214,170	16,861
Ser. 03-W10, Class 1, IO, 1.902s, 2043	854,401	36,262
Ser. 03-W8, Class 12, IO, 1.633s, 2042	1,819,890	65,987
Ser. 03-W17, Class 12, IO, 1.145s, 2033	873,447	22,207
Ser. 02-T18, IO, 0.513s, 2042	4,992,385	57,510
Ser. 02-T4, IO, 0.449s, 2041	279,075	2,870
Ser. 02-26, IO, 0.226s, 2048	13,075,095	89,086
Ser. 07-64, Class LO, Principal only (PO), zero %, 2037	110,682	97,435
Ser. 06-37, Class ON, PO, zero %, 2036	104,030	98,201
Ser. 05-50, Class LO, PO, zero %, 2035	46,064	42,618
Ser. 04-38, Class AO, PO, zero %, 2034	341,438	274,550
Ser. 08-37, Class DO, PO, zero %, 2033	100,000	86,322
Ser. 04-61, Class JO, PO, zero %, 2032	52,247	46,154
Ser. 326, Class 1, PO, zero %, 2032	76,454	66,440
Ser. 318, Class 1, PO, zero %, 2032	28,626	25,320
Ser. 04-61, Class CO, PO, zero %, 2031	180,188	166,528
Ser. 314, Class 1, PO, zero %, 2031	136,673	124,245
FRB Ser. 06-115, Class SN, zero %, 2036	105,180	77,795
FRB Ser. 05-65, Class ER, zero %, 2035	155,342	142,125
FRB Ser. 05-57, Class UL, zero %, 2035	131,517	127,292
FRB Ser. 05-51, Class FV, zero %, 2035	156,008	149,537

Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
IFB Ser. T-56, Class 2ASI, IO, 7.663s, 2043	131,392	12,482
Ser. T-42, Class A5, 7 1/2s, 2042	32,764	35,293
Ser. T-60, Class 1A2, 7s, 2044	342,323	364,360
Ser. T-41, Class 2A, 6.976s, 2032	21,691	22,640

FFCA Secured Lending Corp. Ser. 99-1A, Class C1,
7.59s, 2025 F	225,000	26,752

First Chicago Lennar Trust 144A Ser. 97-CHL1,
Class E, 7.8s, 2039	17,179	16,836

First Horizon Alternative Mortgage Securities FRB
Ser. 05-AA10, Class 2A1, 5.723s, 2035	146,174	71,625

First Union-Lehman Brothers Commercial Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	209,000	169,617
Ser. 97-C2, Class G, 7 1/2s, 2029	119,000	89,250

First Union-Lehman Brothers-Bank of America 144A
Ser. 98-C2, Class G, 7s, 2035	285,000	176,700

Freddie Mac
IFB Ser. 3202, Class HM, 30.994s, 2036	72,244	94,174
IFB Ser. 3182, Class PS, 26.795s, 2032	275,391	358,529

MORTGAGE-BACKED SECURITIES (39.3%)* cont.	Principal amount	Value

Freddie Mac
IFB Ser. 3182, Class SP, 26.795s, 2032	$77,345	$87,018
IFB Ser. 3211, Class SI, IO, 25.768s, 2036	99,970	45,973
IFB Ser. 2976, Class KL, 22.729s, 2035	176,628	216,836
IFB Ser. 3065, Class DC, 18.506s, 2035	151,808	175,346
IFB Ser. 2990, Class LB, 15.792s, 2034	181,979	205,451
IFB Ser. 3031, Class BS, 15.597s, 2035	200,280	223,055
IFB Ser. 2828, Class GI, IO, 7.049s, 2034	283,838	32,925
IFB Ser. 2927, Class SI, IO, 7s, 2035	235,750	17,675
IFB Ser. 3184, Class SP, IO, 6.899s, 2033	256,858	23,139
IFB Ser. 3345, Class SI, IO, 6.869s, 2036	651,334	67,739
IFB Ser. 2869, Class JS, IO, 6.799s, 2034	570,753	38,240
IFB Ser. 3149, Class LS, IO, 6.749s, 2036	595,158	74,335
IFB Ser. 2882, Class LS, IO, 6.749s, 2034	264,782	23,541
IFB Ser. 3200, Class SB, IO, 6.699s, 2036	389,684	34,998
IFB Ser. 3149, Class SE, IO, 6.699s, 2036	199,006	20,271
IFB Ser. 3203, Class SH, IO, 6.689s, 2036	150,287	15,040
IFB Ser. 2815, Class PT, IO, 6.599s, 2032	278,597	24,804
IFB Ser. 2594, Class SE, IO, 6.599s, 2030	213,032	12,835
IFB Ser. 2828, Class TI, IO, 6.599s, 2030	124,380	10,491
IFB Ser. 3397, Class GS, IO, 6.549s, 2037	152,591	12,327
IFB Ser. 3311, Class BI, IO, 6.309s, 2037	520,390	48,997
IFB Ser. 3297, Class BI, IO, 6.309s, 2037	591,151	50,682
IFB Ser. 3287, Class SD, IO, 6.299s, 2037	237,330	20,190
IFB Ser. 3281, Class BI, IO, 6.299s, 2037	110,851	8,975
IFB Ser. 3281, Class CI, IO, 6.299s, 2037	256,514	20,760
IFB Ser. 3249, Class SI, IO, 6.299s, 2036	83,751	8,396
IFB Ser. 3028, Class ES, IO, 6.299s, 2035	666,999	68,330
IFB Ser. 2922, Class SE, IO, 6.299s, 2035	334,106	31,292
IFB Ser. 3316, Class SA, IO, 6.279s, 2037	441,615	36,788
IFB Ser. 3236, Class ES, IO, 6.249s, 2036	173,431	14,955
IFB Ser. 3136, Class NS, IO, 6.249s, 2036	156,480	14,400
IFB Ser. 3118, Class SD, IO, 6.249s, 2036	542,444	46,079
IFB Ser. 2950, Class SM, IO, 6.249s, 2016	353,488	31,032
IFB Ser. 3256, Class S, IO, 6.239s, 2036	284,204	23,106
IFB Ser. 3031, Class BI, IO, 6.239s, 2035	139,120	12,770
IFB Ser. 3370, Class TS, IO, 6.219s, 2037	598,519	50,430
IFB Ser. 3244, Class SB, IO, 6.209s, 2036	160,081	12,974
IFB Ser. 3244, Class SG, IO, 6.209s, 2036	190,047	15,952
IFB Ser. 3236, Class IS, IO, 6.199s, 2036	289,442	26,412
IFB Ser. 3033, Class SG, IO, 6.199s, 2035	142,019	12,225
IFB Ser. 2962, Class BS, IO, 6.199s, 2035	773,579	61,925
IFB Ser. 3114, Class TS, IO, 6.199s, 2030	842,420	65,044
IFB Ser. 3128, Class JI, IO, 6.179s, 2036	149,528	12,919
IFB Ser. 2990, Class LI, IO, 6.179s, 2034	276,886	26,151
IFB Ser. 3240, Class S, IO, 6.169s, 2036	560,244	47,722
IFB Ser. 3065, Class DI, IO, 6.169s, 2035	104,329	9,767
IFB Ser. 3210, Class S, IO, 6.149s, 2036	109,006	6,872
IFB Ser. 3145, Class GI, IO, 6.149s, 2036	124,193	11,314
IFB Ser. 3114, Class GI, IO, 6.149s, 2036	141,419	13,309
IFB Ser. 3218, Class AS, IO, 6.129s, 2036	200,990	15,496
IFB Ser. 3221, Class SI, IO, 6.129s, 2036	230,840	17,924

MORTGAGE-BACKED SECURITIES (39.3%)* cont.	Principal amount	Value

Freddie Mac
IFB Ser. 3153, Class UI, IO, 6.119s, 2036	$455,224	$57,071
IFB Ser. 3424, Class XI, IO, 6.119s, 2036	593,947	50,198
IFB Ser. 3485, Class SI, IO, 6.099s, 2036	185,348	24,564
IFB Ser. 3153, Class QI, IO, 6.099s, 2036	277,235	28,350
IFB Ser. 3202, Class PI, IO, 6.089s, 2036	656,839	52,211
IFB Ser. 3355, Class AI, IO, 6.049s, 2037	612,661	45,696
IFB Ser. 3355, Class MI, IO, 6.049s, 2037	178,737	12,663
IFB Ser. 3201, Class SG, IO, 6.049s, 2036	304,176	27,473
IFB Ser. 3203, Class SE, IO, 6.049s, 2036	266,273	23,515
IFB Ser. 3238, Class LI, IO, 6.039s, 2036	292,867	24,984
IFB Ser. 3171, Class PS, IO, 6.034s, 2036	255,362	23,289
IFB Ser. 3510, Class CI, IO, 6.029s, 2037	664,278	58,330
IFB Ser. 3510, Class DI, IO, 6.029s, 2035	412,258	36,988
IFB Ser. 3181, Class PS, IO, 6.019s, 2036	166,665	15,773
IFB Ser. 3366, Class SA, IO, 5.999s, 2037	543,349	44,215
IFB Ser. 3284, Class BI, IO, 5.999s, 2037	182,372	13,312
IFB Ser. 3260, Class SA, IO, 5.999s, 2037	188,947	12,872
IFB Ser. 3261, Class SA, IO, 5.979s, 2037	241,690	21,116
IFB Ser. 3359, Class SN, IO, 5.969s, 2037	428,179	29,107
IFB Ser. 3311, Class EI, IO, 5.959s, 2037	205,376	14,634
IFB Ser. 3311, Class IA, IO, 5.959s, 2037	277,413	24,349
IFB Ser. 3311, Class IB, IO, 5.959s, 2037	277,413	24,349
IFB Ser. 3311, Class IC, IO, 5.959s, 2037	277,413	24,349
IFB Ser. 3311, Class ID, IO, 5.959s, 2037	277,413	24,349
IFB Ser. 3311, Class IE, IO, 5.959s, 2037	400,708	35,170
IFB Ser. 3311, Class PI, IO, 5.959s, 2037	408,828	29,819
IFB Ser. 3510, Class AS, IO, 5.959s, 2037	1,455,372	127,272
IFB Ser. 3265, Class SC, IO, 5.959s, 2037	196,307	15,008
IFB Ser. 3375, Class MS, IO, 5.949s, 2037	767,764	53,665
IFB Ser. 3240, Class GS, IO, 5.929s, 2036	337,886	28,491
IFB Ser. 3257, Class SI, IO, 5.869s, 2036	143,668	9,197
IFB Ser. 3225, Class JY, IO, 5.839s, 2036	623,728	50,078
IFB Ser. 3416, Class BI, IO, 5.799s, 2038	1,192,976	96,548
IFB Ser. 3502, Class DS, IO, 5.699s, 2039	220,121	15,593
IFB Ser. 3339, Class TI, IO, 5.689s, 2037	326,400	26,024
IFB Ser. 3284, Class CI, IO, 5.669s, 2037	519,314	41,247
IFB Ser. 3510, Class BI, IO, 5.579s, 2037	596,278	46,015
IFB Ser. 3397, Class SQ, IO, 5.519s, 2037	985,298	71,266
IFB Ser. 248, Class IO, 5 1/2s, 2037	605,423	60,724
IFB Ser. 3500, Class SE, IO, 5.499s, 2039	245,885	11,596
IFB Ser. 3384, Class ST, IO, 5.449s, 2037	445,392	35,290
IFB Ser. 3424, Class UI, IO, 5.309s, 2037	414,252	28,362
Ser. 3327, Class IF, IO, zero %, 2037	117,373	2,007
Ser. 3300, PO, zero %, 2037	79,801	69,651
Ser. 242, PO, zero %, 2036	1,178,670	1,101,135
Ser. 2587, Class CO, PO, zero %, 2032	83,714	76,996
Ser. 201, PO, zero %, 2029	83,142	72,022
FRB Ser. 3241, Class FH, zero %, 2036	42,111	41,269
FRB Ser. 3130, Class JF, zero %, 2036	57,738	56,061
FRB Ser. 3326, Class WF, zero %, 2035	247,337	227,782
FRB Ser. 3251, Class TP, zero %, 2035	119,646	112,770

MORTGAGE-BACKED SECURITIES (39.3%)* cont.	Principal amount	Value

Freddie Mac
FRB Ser. 3003, Class XF, zero %, 2035	$186,807	$172,197
FRB Ser. 2980, Class BU, zero %, 2035	31,572	30,493
FRB Ser. 2963, Class TW, zero %, 2035	44,682	42,543

GE Capital Commercial Mortgage Corp. 144A
FRB Ser. 00-1, Class F, 7.789s, 2033	41,000	32,345
Ser. 07-C1, Class XC, IO, 0.107s, 2019	16,469,095	50,807

Government National Mortgage Association
IFB Ser. 07-38, Class AS, 48.06s, 2037	200,176	281,772
IFB Ser. 07-44, Class SP, 34.086s, 2036	98,046	124,101
Ser. 07-17, Class CI, IO, 7 1/2s, 2037	171,287	27,838
IFB Ser. 05-68, Class PU, IO, 6.853s, 2032	292,889	31,414
IFB Ser. 04-59, Class SC, IO, 6.748s, 2034	128,654	11,256
IFB Ser. 04-26, Class IS, IO, 6.748s, 2034	238,758	15,012
IFB Ser. 07-47, Class SA, IO, 6.648s, 2036	336,819	35,445
IFB Ser. 07-36, Class SW, IO, 6.453s, 2035	256,259	12,608
IFB Ser. 07-35, Class NY, IO, 6.448s, 2035	340,631	30,503
IFB Ser. 07-22, Class S, IO, 6.353s, 2037	175,738	15,436
IFB Ser. 05-84, Class AS, IO, 6.353s, 2035	495,250	39,775
IFB Ser. 07-26, Class SD, IO, 6.348s, 2037	280,788	23,392
IFB Ser. 07-51, Class SJ, IO, 6.303s, 2037	216,599	19,284
IFB Ser. 07-53, Class SY, IO, 6.288s, 2037	619,999	50,340
IFB Ser. 07-58, Class PS, IO, 6.253s, 2037	778,028	57,538
IFB Ser. 04-88, Class S, IO, 6.253s, 2032	277,465	16,286
IFB Ser. 07-59, Class PS, IO, 6.223s, 2037	168,970	11,371
IFB Ser. 07-59, Class SP, IO, 6.223s, 2037	91,335	6,213
IFB Ser. 07-48, Class SB, IO, 6.198s, 2037	216,734	14,943
IFB Ser. 07-74, Class SI, IO, 6.118s, 2037	324,393	21,501
IFB Ser. 07-17, Class AI, IO, 6.098s, 2037	690,978	52,734
IFB Ser. 07-78, Class SA, IO, 6.078s, 2037	580,348	44,763
IFB Ser. 06-26, Class S, IO, 6.053s, 2036	1,849,262	136,875
IFB Ser. 08-2, Class SM, IO, 6.048s, 2038	844,462	62,454
IFB Ser. 07-9, Class AI, IO, 6.048s, 2037	249,272	19,095
IFB Ser. 08-9, Class SK, IO, 6.033s, 2038	913,212	68,327
IFB Ser. 05-71, Class SA, IO, 5.908s, 2035	611,082	44,511
IFB Ser. 05-65, Class SI, IO, 5.903s, 2035	141,951	10,521
IFB Ser. 06-16, Class SX, IO, 5.843s, 2036	642,751	46,336
IFB Ser. 07-17, Class IB, IO, 5.803s, 2037	135,577	12,385
IFB Ser. 06-10, Class SM, IO, 5.803s, 2036	1,373,882	98,136
IFB Ser. 06-14, Class S, IO, 5.803s, 2036	240,902	15,984
IFB Ser. 05-57, Class PS, IO, 5.803s, 2035	414,332	32,661
IFB Ser. 06-11, Class ST, IO, 5.793s, 2036	150,752	10,535
IFB Ser. 07-7, Class JI, IO, 5.753s, 2037	415,138	27,714
IFB Ser. 07-25, Class KS, IO, 5.748s, 2037	289,535	23,609
IFB Ser. 07-21, Class S, IO, 5.748s, 2037	336,081	22,656
IFB Ser. 05-17, Class S, IO, 5.733s, 2035	343,853	27,955
IFB Ser. 07-31, Class AI, IO, 5.728s, 2037	218,131	21,390
IFB Ser. 07-62, Class S, IO, 5.698s, 2037	383,530	26,962
IFB Ser. 05-3, Class SN, IO, 5.653s, 2035	916,325	66,588
IFB Ser. 07-43, Class SC, IO, 5.648s, 2037	214,756	14,020
IFB Ser. 04-41, Class SG, IO, 5.553s, 2034	832,424	41,074
FRB Ser. 07-49, Class UF, zero %, 2037	21,613	21,047

MORTGAGE-BACKED SECURITIES (39.3%)* cont.	Principal amount		Value

Government National Mortgage Association
FRB Ser. 07-33, Class TB, zero %, 2037		$227,576	$220,240
FRB Ser. 07-35, Class UF, zero %, 2037		45,905	45,660
FRB Ser. 07-6, Class TD, zero %, 2037		202,809	195,985

Granite Mortgages PLC FRB Ser. 03-2, Class 3C, 3.058s, 2043 F	GBP	217,605	38,591

Greenwich Capital Commercial Funding Corp.
Ser. 05-GG5, Class A2, 5.117s, 2037		$155,000	143,976

GS Mortgage Securities Corp. II
FRB Ser. 07-GG10, Class A3, 5.993s, 2045		170,000	125,889
Ser. 06-GG6, Class A2, 5.506s, 2038		272,000	250,087

GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030		99,000	84,150
Ser. 06-GG8, Class X, IO, 0.666s, 2039		2,042,323	41,750
Ser. 03-C1, Class X1, IO, 0.35s, 2040		4,788,026	83,076

HSI Asset Loan Obligation FRB Ser. 07-AR1,
Class 2A1, 6.1s, 2037		651,711	325,855

IMPAC Secured Assets Corp. FRB Ser. 07-2,
Class 1A1A, 0.548s, 2037		487,825	272,057

IndyMac Indx Mortgage Loan Trust
FRB Ser. 06-AR25, Class 5A1, 6.119s, 2036		111,709	49,626
FRB Ser. 07-AR15, Class 1A1, 6.074s, 2037		374,536	187,268
FRB Ser. 07-AR9, Class 2A1, 5.883s, 2037		380,296	190,148
FRB Ser. 05-AR31, Class 3A1, 5.528s, 2036		761,396	373,084
FRB Ser. 05-AR5, Class 4A1, 5.486s, 2035		310,206	146,629
FRB Ser. 07-AR11, Class 1A1, 5.421s, 2037		350,029	133,011

JPMorgan Alternative Loan Trust
FRB Ser. 06-A3, Class 2A1, 6.062s, 2036		272,756	131,365
FRB Ser. 06-A1, Class 5A1, 5.939s, 2036		261,501	130,751
FRB Ser. 06-A6, Class 1A1, 0.598s, 2036		169,670	71,224

JPMorgan Chase Commercial Mortgage Securities Corp.
FRB Ser. 07-LD12, Class A3, 6.188s, 2051		72,000	53,267
FRB Ser. 07-LD11, Class A3, 6.007s, 2049		213,000	147,453
Ser. 07-CB20, Class A3, 5.863s, 2051		422,000	314,955
Ser. 06-CB15, Class A4, 5.814s, 2043		317,000	201,232
Ser. 07-CB20, Class A4, 5.794s, 2051		96,000	71,305
Ser. 05-LDP2, Class AM, 4.78s, 2042		50,000	29,955
Ser. 06-LDP8, Class X, IO, 0.762s, 2045		2,713,244	53,367
Ser. 06-CB17, Class X, IO, 0.7s, 2043		2,413,054	48,044
Ser. 07-LDPX, Class X, IO, 0.525s, 2049		4,778,724	54,191
Ser. 06-CB16, Class X1, IO, 0.126s, 2045		3,087,077	23,825

JPMorgan Chase Commercial Mortgage Securities Corp.
144A Ser. 07-CB20, Class X1, IO, 0.113s, 2051		8,316,140	57,298

LB Commercial Conduit Mortgage Trust 144A
Ser. 98-C4, Class J, 5.6s, 2035		119,000	73,780

LB-UBS Commercial Mortgage Trust
Ser. 04-C7, Class A6, 4.786s, 2029		128,000	110,411
Ser. 07-C2, Class XW, IO, 0.737s, 2040		1,053,169	19,953
Ser. 07-C7, Class XW, IO, 0.526s, 2045		2,975,847	41,758

LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C7, Class XW, IO, 0.914s, 2038		1,743,647	40,480
Ser. 03-C5, Class XCL, IO, 0.291s, 2037		1,226,385	19,712
Ser. 05-C2, Class XCL, IO, 0.178s, 2040		5,845,508	37,838

MORTGAGE-BACKED SECURITIES (39.3%)* cont.	Principal amount	Value

LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C7, Class XCL, IO, 0.138s, 2038	$3,196,520	$28,881
Ser. 06-C1, Class XCL, IO, 0.129s, 2041	12,244,344	71,775
Ser. 07-C2, Class XCL, IO, 0.09s, 2040	9,053,263	61,139

Lehman Brothers Floating Rate Commercial Mortgage
Trust 144A FRB Ser. 04-LLFA, Class H, 1.401s, 2017	66,000	39,600

Lehman Mortgage Trust
IFB Ser. 06-7, Class 1A9, 38.295s, 2036	58,879	57,374
IFB Ser. 07-5, Class 4A3, 37.455s, 2037	126,297	121,476
IFB Ser. 07-4, Class 3A2, IO, 6.763s, 2037	216,869	21,999
IFB Ser. 06-5, Class 2A2, IO, 6.713s, 2036	449,928	45,303
IFB Ser. 07-4, Class 2A2, IO, 6.233s, 2037	882,996	82,551
IFB Ser. 06-9, Class 2A2, IO, 6.183s, 2037	634,122	58,808
IFB Ser. 06-6, Class 1A3, IO, 6.063s, 2036	1,023,607	93,087
IFB Ser. 07-5, Class 10A2, IO, 5.903s, 2037	422,826	37,437

Mach One Commercial Mortgage Trust 144A Ser. 04-1A,
Class H, 6.452s, 2040	156,000	15,600

MASTR Adjustable Rate Mortgages Trust
Ser. 04-03, Class 4AX, IO, 0.376s, 2034	124,256	457
Ser. 05-2, Class 7AX, IO, 0.17s, 2035	376,053	743

MASTR Alternative Loans Trust Ser. 06-3, Class 1A1,
6 1/4s, 2036	219,004	119,426

Merrill Lynch Capital Funding Corp. Ser. 06-4,
Class XC, IO, 0.148s, 2049	6,006,693	36,299

Merrill Lynch Floating Trust 144A FRB Ser. 06-1,
Class TM, 0.951s, 2022	270,899	167,958

Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 98-C3, Class E, 6.986s, 2030	49,000	33,955
FRB Ser. 05-A9, Class 3A1, 5.274s, 2035	309,245	236,755

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 6.022s, 2050	118,000	80,118
FRB Ser. 07-C1, Class A4, 6.022s, 2050	127,000	85,263

Merrill Lynch/Countrywide Commercial
Mortgage Trust
FRB Ser. 07-8, Class A3, 6.156s, 2049	503,000	340,783
FRB Ser. 07-8, Class A2, 6.119s, 2049	138,000	96,848

Merrill Lynch/Countrywide Commercial Mortgage Trust
144A Ser. 07-7, Class X, IO, 0.019s, 2050	16,802,113	34,181

Mezz Cap Commercial Mortgage Trust Ser. 07-C5,
Class X, 4.867s, 2017	215,796	17,264

Morgan Stanley Capital I
Ser. 98-CF1, Class E, 7.35s, 2032	256,000	147,987
FRB Ser. 08-T29, Class A3, 6.458s, 2043	69,000	53,713
FRB Ser. 06-IQ11, Class A4, 5.942s, 2042	317,000	221,131
FRB Ser. 07-IQ14, Class AM, 5.877s, 2049	53,000	19,080
Ser. 05-HQ6, Class A4A, 4.989s, 2042	183,000	143,454
Ser. 04-HQ4, Class A7, 4.97s, 2040	151,000	132,095

Morgan Stanley Capital I 144A
FRB Ser. 04-RR, Class F7, 6s, 2039	360,000	21,600
Ser. 07-HQ13, Class X1, IO, 0.819s, 2044 F	4,956,414	94,328
Ser. 05-HQ5, Class X1, IO, 0.189s, 2042 F	1,920,955	8,321

MORTGAGE-BACKED SECURITIES (39.3%)* cont.	Principal amount		Value

Morgan Stanley Mortgage Loan Trust Ser. 05-5AR,
Class 2A1, 4.767s, 2035 F		$305,100	$152,550

Mortgage Capital Funding, Inc. FRB Ser. 98-MC2,
Class E, 7.186s, 2030		78,000	50,700

Nomura Asset Acceptance Corp. 144A Ser. 04-R2,
Class PT, 9.087s, 2034		31,695	30,188

PNC Mortgage Acceptance Corp. 144A
Ser. 00-C1, Class J, 6 5/8s, 2010		100,000	32,335
Ser. 00-C2, Class J, 6.22s, 2033		76,000	38,977

Residential Asset Securitization Trust
IFB Ser. 07-A3, Class 2A2, IO, 6.253s, 2037		865,671	81,191
Ser. 07-A5, Class 2A3, 6s, 2037		430,183	223,695

Salomon Brothers Mortgage Securities VII 144A
Ser. 02-KEY2, Class X1, IO, 0.73s, 2036		656,064	20,994

Structured Adjustable Rate Mortgage Loan Trust
FRB Ser. 07-8, Class 1A2, 6 1/4s, 2037		673,834	330,179
FRB Ser. 06-9, Class 1A1, 5.675s, 2036		120,853	56,806
Ser. 05-9, Class AX, IO, 1.259s, 2035		1,438,414	23,734
Ser. 04-19, Class 2A1X, IO, 1.108s, 2035		527,979	6,072

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 5.815s, 2037		1,512,612	114,807
Ser. 07-4, Class 1A4, IO, 1s, 2037		1,512,612	30,782

Structured Asset Securities Corp. 144A Ser. 07-RF1,
Class 1A, IO, 5.247s, 2037		902,884	58,146

Titan Europe PLC 144A
FRB Ser. 05-CT2A, Class E, 7.095s, 2014
(United Kingdom)	GBP	46,127	49,893
FRB Ser. 05-CT1A, Class D, 7.095s, 2014
(United Kingdom)	GBP	102,358	55,024

Ursus EPC 144A FRB Ser. 1-A, Class D, 6.938s, 2012
(Ireland)	GBP	54,725	20,272

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C33, Class A3, 6.1s, 2051		$395,000	284,330
Ser. 07-C30, Class A3, 5.246s, 2043		4,090,000	3,241,949
Ser. 04-C15, Class A4, 4.803s, 2041		226,000	196,707
Ser. 07-C34, IO, 0.519s, 2046		2,288,373	35,336

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-WL5A, Class L, 3.751s, 2018		100,000	25,000
Ser. 07-C31, IO, 0.435s, 2047		8,197,146	79,264
Ser. 06-C27, Class XC, IO, 0.124s, 2045		3,522,164	17,131

WAMU Commercial Mortgage Securities Trust 144A
Ser. 05-C1A, Class G, 5.72s, 2036 F		87,000	18,086
Ser. 06-SL1, Class X, IO, 1.181s, 2043		425,924	11,905
Ser. 07-SL2, Class X, IO, 0.85s, 2049		1,323,396	32,754

WAMU Mortgage Pass-Through Certificates 144A
Ser. 04-RP1, Class 1S, IO, 5.15s, 2034		516,646	34,775

Total mortgage-backed securities (cost $48,806,210)			$44,446,968

CORPORATE BONDS AND NOTES (23.9%)*	Principal amount		Value

Basic materials (1.1%)
Domtar Corp. company guaranty Ser. *, 7 7/8s, 2011
(Canada)		$25,000	$22,250

Dow Chemical Co. (The) Pass Through Trust 144A
company guaranty 4.027s, 2009		165,000	160,512

Freeport-McMoRan Copper & Gold, Inc. sr. sec.
notes 6 7/8s, 2014		55,000	54,450

Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
notes 8 3/8s, 2017		50,000	49,000

International Paper Co. sr. unsec. notes 7.4s, 2014		145,000	133,654

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 5/8s, 2016		60,000	60,300

Potash Corp. of Saskatchewan, Inc. sr. unsec.
notes 6 1/2s, 2019 (Canada)		59,000	61,315

Potash Corp. of Saskatchewan, Inc. sr. unsec.
notes 5 1/4s, 2014 (Canada)		16,000	16,396

Rhodia SA 144A company guaranty unsec.
sr. notes 4.185s, 2013 (France)	EUR	645,000	564,521

Rio Tinto Finance USA LTD company
guaranty sr. unsec. notes 8.95s, 2014
(United Kingdom)		$72,000	74,526

			1,196,924
Capital goods (0.7%)
Allied Waste North America, Inc. sec. notes Ser. B,
5 3/4s, 2011		35,000	35,175

Bombardier, Inc. 144A unsec. notes 6 3/4s, 2012 (Canada)		375,000	343,125

Eaton Corp. notes 5.6s, 2018		65,000	61,370

Rexam PLC 144A bond 6 3/4s, 2013 (United Kingdom)		255,000	219,668

United Technologies Corp. sr. unsec. notes 6 1/8s, 2038		110,000	108,842

United Technologies Corp. sr. unsec. notes 5 3/8s, 2017		45,000	46,566

			814,746
Communication services (2.1%)
Ameritech Capital Funding company guaranty 6 1/4s, 2009		100,000	100,127

AT&T Wireless Services, Inc. sr. notes 8 3/4s, 2031		31,000	35,484

AT&T Wireless Services, Inc. sr. notes 7 7/8s, 2011		385,000	417,480

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018		85,000	84,852

Comcast Cable Communications company
guaranty sr. unsub. notes 8 7/8s, 2017		20,000	22,429

Comcast Corp. company guaranty 5.9s, 2016		155,000	154,779

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.95s, 2037		75,000	74,057

Cox Communications, Inc. 144A bonds 8 3/8s, 2039		220,000	213,445

Cox Communications, Inc. 144A notes 5 7/8s, 2016		30,000	27,423

Rogers Communications Inc. company
guaranty notes 6.8s, 2018 (Canada)		80,000	83,300

Rogers Wireless, Inc. sec. notes 6 3/8s, 2014 (Canada)		105,000	110,691

Telefonica Emisones SAU company guaranty 6.221s,
2017 (Spain)		155,000	160,463

Telefonica Europe BV company guaranty 7 3/4s, 2010 (Spain)		150,000	157,521

CORPORATE BONDS AND NOTES (23.9%)* cont.	Principal amount		Value

Communication services cont.
Time Warner Cable, Inc. company
guaranty sr. notes 7.3s, 2038		$105,000	$105,585

Time Warner Cable, Inc. company guaranty sr. unsec.
6 3/4s, 2018		45,000	45,378

Time Warner Cable, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2014		25,000	26,947

Verizon Communications, Inc. sr. unsec. notes 7.35s, 2039		68,000	70,505

Verizon Communications, Inc. sr. unsec. notes 6.35s, 2019		27,000	28,054

Verizon Communications, Inc. sr. unsec.
unsub. notes 8 3/4s, 2018		50,000	59,941

Verizon Global Funding Corp. notes 7 3/4s, 2030		110,000	115,920

Verizon Wireless, Inc. 144A notes 5.55s, 2014		220,000	230,786

Wind Aquisition Finance SA notes 9 3/4s, 2015
(Netherlands)	EUR	80,000	98,131

			2,423,298
Conglomerates (0.1%)
Honeywell International, Inc. sr. unsec. notes 5.3s, 2018		$50,000	51,327

Honeywell International, Inc. sr. unsec. notes 5s, 2019		20,000	20,277

Tyco International Finance SA company
guaranty sr. unsec. unsub. notes 8 1/2s, 2019		30,000	32,089

			103,693
Consumer cyclicals (2.7%)
D.R. Horton, Inc. sr. notes 7 7/8s, 2011		175,000	173,688

DaimlerChrysler NA Holding Corp. company
guaranty unsec. notes 7.2s, 2009 (Germany)		40,000	40,211

DaimlerChrysler NA Holding Corp. company
guaranty unsec. unsub. notes Ser. MTN, 5 3/4s, 2011
(Germany)		155,000	152,257

Mohawk Industries, Inc. sr. unsec. notes 6 5/8s, 2016		575,000	487,430

News America, Inc. 144A company guaranty notes
6.9s, 2019		245,000	237,753

Pulte Homes, Inc. company guaranty 7 7/8s, 2011		168,000	167,580

Starwood Hotels & Resorts Worldwide, Inc. company
guaranty 7 7/8s, 2012		1,740,000	1,618,200

Time Warner, Inc. company guaranty sr. unsec.
notes FRN 1.461s, 2009		40,000	39,731

Time Warner, Inc. debs. 9 1/8s, 2013		125,000	133,323

Whirlpool Corp. sr. unsec. notes 8.6s, 2014		15,000	15,370

			3,065,543
Consumer staples (2.9%)
Altria Group, Inc. company guaranty sr. unsec.
unsub. notes 8 1/2s, 2013		70,000	78,271

Anheuser-Busch InBev Worldwide, Inc. 144A company
guaranty sr. notes 8.2s, 2039		50,000	50,101

Cadbury Schweppes US Finance LLC 144A company
guaranty sr. unsec. notes 5 1/8s, 2013
(United Kingdom)		560,000	546,729

Campbell Soup Co. debs. 8 7/8s, 2021		50,000	63,804

Coca-Cola Co. (The) sr. unsec. unsub. notes 4 7/8s, 2019		50,000	51,378

ConAgra Foods, Inc. unsec. notes 7 7/8s, 2010		70,000	73,504

CVS Caremark, Corp. notes 6.6s, 2019		80,000	85,215

CORPORATE BONDS AND NOTES (23.9%)* cont.	Principal amount	Value

Consumer staples cont.
CVS Caremark, Corp. 144A pass-through certificates
6.117s, 2013	$57,906	$59,105

H.J. Heinz Co. sr. unsec. notes 5.35s, 2013	55,000	56,962

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	150,000	144,725

Reynolds American, Inc. company guaranty 7 1/4s, 2013	1,705,000	1,673,244

SABMiller PLC 144A notes 6 1/2s, 2018
(United Kingdom)	135,000	132,518

Sara Lee Corp. sr. unsec. unsub. notes 6 1/4s, 2011	75,000	78,493

Tesco PLC 144A sr. unsec. unsub. notes 6.15s, 2037
(United Kingdom)	160,000	149,403

		3,243,452
Energy (1.0%)
Amerada Hess Corp. unsub notes 6.65s, 2011	100,000	104,845

ConocoPhillips notes 6 1/2s, 2039	85,000	84,216

Devon Energy Corp. sr. notes 6.3s, 2019	20,000	20,701

EnCana Corp. sr. unsec. notes 6 1/2s, 2019 (Canada)	10,000	10,263

EOG Resources, Inc. notes 6 7/8s, 2018	105,000	113,685

Halliburton Co. sr. unsec. notes 7.45s, 2039	90,000	94,440

Kerr-McGee Corp. sec. notes 6.95s, 2024	50,000	39,890

Nexen, Inc. unsec. unsub. notes 6.4s, 2037 (Canada)	15,000	10,914

Petrobras International Finance Co. company
guaranty sr. unsec. notes 7 7/8s, 2019 (Brazil)	110,000	118,250

Petro-Canada sr. unsec. unsub. notes 6.05s, 2018 (Canada)	30,000	27,322

Weatherford International, Ltd. company
guaranty sr. unsec. notes 9 7/8s, 2039	175,000	171,744

Williams Cos., Inc. (The) 144A sr. unsec.
notes 8 3/4s, 2020	90,000	92,475

XTO Energy, Inc. sr. unsec. notes 6 3/4s, 2037	85,000	80,689

XTO Energy, Inc. sr. unsec. notes 5 1/2s, 2018	55,000	52,625

XTO Energy, Inc. sr. unsec. unsub. notes 6 1/2s, 2018	65,000	66,061

		1,088,120
Financials (4.4%)
American International Group, Inc. sr. unsec.
Ser. G, 5.85s, 2018	230,000	73,600

Bank of New York Mellon Corp. (The) sr. unsec.
unsub. notes Ser. G, 4.95s, 2012	15,000	15,570

BankAmerica Capital III bank guaranty jr. unsec. FRN
Ser. *, 1.701s, 2027	160,000	52,019

Barclays Bank PLC 144A sub. bonds FRB 7.7s, 2049	330,000	199,650

Bear Stearns Cos., Inc. (The) notes Ser. MTN,
6.95s, 2012	115,000	121,073

Bear Stearns Cos., Inc. (The) sr. unsec.
notes 7 1/4s, 2018	230,000	234,880

Bosphorus Financial Services, Ltd. 144A
sr. notes FRN 3.034s, 2012	206,250	178,207

Capital One Financial Corp. sr. unsec.
unsub. notes FRN Ser. MTN, 1.573s, 2009	60,000	58,788

Chubb Corp. (The) sr. notes 6 1/2s, 2038	40,000	36,609

CIT Group, Inc. sr. notes 5s, 2014	15,000	8,400

Citigroup, Inc. sr. notes 6 1/2s, 2013	315,000	287,471

CORPORATE BONDS AND NOTES (23.9%)* cont.	Principal amount		Value

Financials cont.
Citigroup, Inc. sr. unsec. unsub. notes FRN 1.424s, 2009		$105,000	$104,743

Citigroup, Inc. sub. notes 5s, 2014		110,000	75,345

Deutsche Bank AG/London notes 4 7/8s, 2013 (Germany)		330,000	327,708

Duke Realty LP sr. unsec. notes 6 1/4s, 2013		40,000	32,061

Fleet Capital Trust V bank guaranty FRN 2.309s, 2028		135,000	39,746

General Electric Capital Corp. sr. unsec. FRN
Ser. MTN, 1.174s, 2016		145,000	98,849

General Electric Capital Corp. sr. unsec.
notes Ser. MTN, 6 7/8s, 2039		150,000	118,385

General Electric Capital Corp. 144A sub. notes FRN
4 5/8s, 2066	EUR	90,000	50,888

Genworth Financial, Inc. sr. unsec. Ser. MTN,
6.515s, 2018		$540,000	156,600

Goldman Sachs Group, Inc. (The) sr. notes
7 1/2s, 2019		55,000	56,738

Goldman Sachs Group, Inc. (The) sub. notes
6 3/4s, 2037		30,000	22,270

Health Care Property Investors, Inc. sr. unsec.
notes 6s, 2017		60,000	48,953

HSBC Holdings PLC sub. notes 6 1/2s, 2037
(United Kingdom)		320,000	272,716

JPMorgan Chase & Co. notes 6.4s, 2038		30,000	29,228

JPMorgan Chase & Co. sr. unsec. unsub. notes
6.3s, 2019		80,000	78,723

Liberty Mutual Group 144A company guaranty FRB
10 3/4s, 2058		190,000	103,414

Marsh & McLennan Cos., Inc. sr. unsec. notes
6 1/4s, 2012		140,000	133,000

Marsh & McLennan Cos., Inc. sr. unsec. notes
5 3/8s, 2014		75,000	65,350

Merrill Lynch & Co., Inc. jr. sub. bonds 7 3/4s, 2038		80,000	54,638

Merrill Lynch & Co., Inc. notes 5.45s, 2013		125,000	111,065

Merrill Lynch & Co., Inc. notes FRN Ser. MTN,
1.292s, 2011		35,000	30,333

MetLife Capital Trust X 144A collateral trust FRB
9 1/4s, 2068		300,000	189,154

Monumental Global Funding, Ltd. 144A notes
5 1/2s, 2013		105,000	97,940

Morgan Stanley & Co. sr. unsec. notes Ser. MTN,
5 3/4s, 2016		100,000	92,154

Nationwide Financial Services, Inc. notes
5 5/8s, 2015		35,000	28,964

Prudential Financial, Inc. sr. unsec.
unsub. notes Ser. MTNB, 5.1s, 2014		170,000	134,555

Simon Property Group LP sr. unsec. notes
6 1/8s, 2018 R		80,000	66,050

SLM Corp. notes Ser. MTNA, 4 1/2s, 2010		90,000	78,509

VTB Capital SA 144A notes 6 7/8s, 2018 (Russia)		459,000	368,348

VTB Capital SA 144A sec. notes 6.609s, 2012 (Russia)		450,000	385,371

CORPORATE BONDS AND NOTES (23.9%)* cont.	Principal amount		Value

Financials cont.
Wachovia Corp. sr. unsec. notes Ser. MTN, 5 1/2s, 2013		$105,000	$102,940

Wachovia Corp. sr. unsec. notes FRN Ser. MTNE,
1.411s, 2012		35,000	30,773

Wells Fargo Capital XV jr. sub. unsec. company
guaranty FRN 9 3/4s, 2049		105,000	88,200

			4,939,978
Government (4.3%)
European Investment Bank supranational bank
bonds sr. unsec. 3 1/2s, 2014 (Luxembourg)	CHF	700,000	660,666

Norddeutsche Landesbank Girozentrale bonds Ser. 7,
5 3/4s, 2010 (Germany)	EUR	1,500,000	2,090,557

Oester Postspark Bawag foreign government
guaranty Ser. EMTN, 3 1/4s, 2011 (Austria)	CHF	2,375,000	2,133,738

			4,884,961
Health care (0.9%)
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037		$200,000	174,261

Eli Lilly & Co. sr. unsec. unsub. notes 5.95s, 2037		45,000	45,293

GlaxoSmith Kline Capital, Inc. company
guaranty sr. notes 5.65s, 2018		175,000	181,635

Novartis Securities Investment, Ltd. company
guaranty sr. unsec. notes 5 1/8s, 2019		160,000	163,823

Pfizer, Inc. sr. unsec. notes 7.2s, 2039		141,000	154,922

Pfizer, Inc. sr. unsec. notes 6.2s, 2019		44,000	47,803

Roche Holdings, Inc. 144A company
guaranty sr. unsec. notes 7s, 2039		90,000	97,101

UnitedHealth Group, Inc. sr. unsec. notes 5.8s, 2036		85,000	63,869

WellPoint, Inc. notes 7s, 2019		80,000	81,261

			1,009,968
Technology (0.2%)
Fiserv, Inc. sr. unsec. unsub. notes company
guaranty 6.8s, 2017		60,000	57,129

Fiserv, Inc. sr. unsec. unsub. notes company
guaranty 6 1/8s, 2012		53,000	52,529

Lexmark International Inc, sr. unsec. notes 5.9s, 2013		105,000	94,889

Xerox Corp. sr. unsec. notes 6.35s, 2018		90,000	72,900

Xerox Corp. sr. unsec. notes FRN 2.059s, 2009		10,000	9,760

			287,207
Transportation (0.2%)
Burlington Northern Santa Fe Corp. sr. unsec.
notes 7s, 2014		10,000	10,765

Canadian National Railway Co. sr. unsec.
unsub. notes 5.55s, 2019 (Canada)		35,000	35,064

Canadian National Railway Co. sr. unsec.
unsub. notes 5.55s, 2018 (Canada)		25,000	25,311

Union Pacific Corp. sr. unsec. notes 6 1/8s, 2020		110,000	110,424

United AirLines, Inc. pass-through certificates
6.636s, 2022		46,552	31,422

			212,986
Utilities and power (3.3%)
American Water Capital Corp. sr. unsec.
bonds 6.085s, 2017		40,000	36,341

Atmos Energy Corp. sr. unsec. sub. notes 8 1/2s, 2019		85,000	88,003

CORPORATE BONDS AND NOTES (23.9%)* cont.	Principal amount		Value

Utilities and power cont.
Beaver Valley II Funding debs. 9s, 2017		$95,000	$93,363

Bruce Mansfield Unit pass-through certificates
6.85s, 2034		110,000	77,940

CMS Energy Corp. unsub. notes 6.55s, 2017		5,000	4,350

Commonwealth Edison Co. 1st mtge. sec. bonds
5.8s, 2018		70,000	66,623

Consumers Energy Co. 1st mtge. sec. bond 6 1/8s, 2019		120,000	120,434

Dominion Resources, Inc. sr. unsec.
unsub. notes Ser. 07-A, 6s, 2017		215,000	217,514

Duke Energy Corp. sr. unsec. notes 6 1/4s, 2018		90,000	90,773

Electricite de France 144A notes 6.95s, 2039 (France)		200,000	210,877

Enterprise Products Operating, LLC company
guaranty sr. notes 6 1/2s, 2019		100,000	91,740

Fortum OYJ sr. unsecd. notes Ser. 14, Class EMTN,
4 1/2s, 2016 (Finland)	EUR	255,000	326,378

Ipalco Enterprises, Inc. 144A sr. sec. notes
7 1/4s, 2016		$20,000	18,800

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018		125,000	114,435

National Fuel Gas Co. notes 5 1/4s, 2013		40,000	37,103

Nevada Power Co. notes 6 1/2s, 2018		195,000	188,107

Oncor Electric Delivery Co. 144A 1st mtge. sec. bond
5.95s, 2013		165,000	165,975

Pacific Gas & Electric Co. sr. notes 8 1/4s, 2018		30,000	35,709

Pacific Gas & Electric Co. sr. unsec.
unsub. notes 6 1/4s, 2039		35,000	35,948

Power Receivable Finance, LLC 144A sr. notes
6.29s, 2012		48,840	47,828

Public Service Co. of Colorado 1st mtge. sec. bond
5.8s, 2018		70,000	74,233

Public Service Co. of Colorado sr. notes Ser. A,
6 7/8s, 2009		150,000	150,815

Southern California Edison Co. 1st mtge. sr. sec.
bond 5 1/2s, 2018		80,000	83,998

Spectra Energy Capital, LLC company
guaranty sr. unsec. notes 5.9s, 2013		140,000	136,610

Spectra Energy Capital, LLC company
guaranty sr. unsec. unsub. notes 6.2s, 2018		75,000	67,336

Texas-New Mexico Power Co. 144A 1st mtge. sec.
9 1/2s, 2019		165,000	164,914

TransCanada Pipelines, Ltd. sr. unsec.
unsub. notes 6 1/2s, 2018 (Canada)		30,000	31,302

Union Electric Co. 1st mtge. sr. sec. bond 6.7s, 2019		45,000	44,600

Veolia Environnement sr. unsub. notes Ser. EMTN,
5 3/8s, 2018 (France)	EUR	505,000	638,935

West Penn Power Co. 1st mtge. 5.95s, 2017		$170,000	152,547

Westar Energy, Inc. 1st mtge. sec. bonds 8 5/8s, 2018		145,000	158,851

			3,772,382
Total corporate bonds and notes (cost $28,023,386)			$27,043,258

FOREIGN GOVERNMENT BONDS AND NOTES (14.6%)*	Principal amount/Units		Value

Abu Dhabi (Emirate of) 144A notes 5 1/2s, 2014	AED	325,000	$327,672

Austria (Republic of) notes Ser. EMTN, 3 3/8s, 2012	CHF	2,900,000	2,641,985

Brazil (Federal Republic of) notes zero %, 2012	BRL	837	384,512

Canada (Government of) bonds 5 3/4s, 2033	CAD	750,000	807,215

Denmark (Kingdom of) bonds 6s, 2009	DKK	9,640,000	1,748,497

France (Government of) bonds 4s, 2013	EUR	63	89

Italy (Republic of) unsub. notes Ser. 11, Tranche 1,
3 1/8s, 2010	CHF	1,900,000	1,696,252

Japan (Government of) 30 yr bonds Ser. 23,
2 1/2s, 2036	JPY	106,000,000	1,158,030

Japan (Government of) CPI Linked bonds Ser. 12,
1.2s, 2017	JPY	46,754,400	412,839

Japan (Government of) CPI Linked bonds Ser. 8,
1s, 2016	JPY	262,600,000	2,330,216

Netherlands (Government of) bonds 5s, 2012	EUR	2,500,000	3,606,296

Sweden (Government of) debs. Ser. 1041, 6 3/4s, 2014	SEK	3,585,000	537,636

United Kingdom treasury bonds 4 1/4s, 2036	GBP	610,000	882,326

Total foreign government bonds and notes (cost $15,047,660)			$16,533,565

ASSET-BACKED SECURITIES (6.5%)*	Principal amount		Value

Ace Securities Corp. FRB Ser. 06-OP2, Class A2C,
0.588s, 2036		$56,000	$12,660

BankAmerica Manufactured Housing Contract Trust
Ser. 97-2, Class M, 6.9s, 2028		19,000	16,910

Bay View Auto Trust Ser. 05-LJ2, Class D, 5.27s, 2014		82,000	69,546

Bear Stearns Asset Backed Securities, Inc. FRB
Ser. 04-FR3, Class M6, 3.688s, 2034		25,622	14,916

Bombardier Capital Mortgage Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030		241,803	112,635
Ser. 00-A, Class A2, 7.575s, 2030		51,608	23,685
Ser. 99-B, Class A-5, 7.44s, 2020		147,905	60,641
Ser. 99-B, Class A4, 7.3s, 2016		146,647	62,857
Ser. 99-B, Class A3, 7.18s, 2015		234,131	102,128

Conseco Finance Securitizations Corp.
Ser. 02-2, Class A, IO, 8 1/2s, 2033		258,097	20,127
Ser. 00-4, Class A6, 8.31s, 2032		666,110	341,381
Ser. 00-5, Class A7, 8.2s, 2032		192,000	121,413
Ser. 00-1, Class A5, 8.06s, 2031		120,838	70,927
Ser. 00-4, Class A5, 7.97s, 2032		41,413	24,998
Ser. 00-5, Class A6, 7.96s, 2032		87,433	57,889
Ser. 01-4, Class A4, 7.36s, 2033		222,813	173,043
Ser. 00-6, Class A5, 7.27s, 2031		29,244	21,398
Ser. 01-1, Class A5, 6.99s, 2032		333,355	237,990
FRB Ser. 02-1, Class M1A, 2.56s, 2033		418,000	149,219

Countrywide Asset Backed Certificates FRB Ser. 04-6,
Class 2A5, 0.828s, 2034		80,690	53,278

CS First Boston Mortgage Securities Corp. 144A
Ser. 04-FR1N, Class A, 5s, 2034 (In default) †		11,121	222

First Franklin Mortgage Loan Asset Backed
Certificates FRB Ser. 06-FF7, Class 2A3, 0.588s, 2036		87,000	29,953

ASSET-BACKED SECURITIES (6.5%)* cont.	Principal amount		Value

Fremont Home Loan Trust FRB Ser. 05-E, Class 2A4,
0.768s, 2036		$124,000	$27,438

Granite Mortgages PLC FRB Ser. 03-2, Class 2C1, 5.2s, 2043 F	EUR	455,000	72,218

Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$197,860	160,267
Ser. 94-4, Class B2, 8.6s, 2019		80,451	49,075
Ser. 99-5, Class A5, 7.86s, 2030		1,053,537	706,876
Ser. 95-4, Class B1, 7.3s, 2025		84,541	50,481
Ser. 97-6, Class M1, 7.21s, 2029		14,000	7,520
Ser. 96-1, Class M1, 7s, 2027		116,475	84,391
Ser. 93-3, Class B, 6.85s, 2018		4,346	2,535
Ser. 98-3, Class A6, 6.76s, 2030		233,504	167,442
Ser. 99-3, Class A7, 6.74s, 2031		252,298	217,148
Ser. 99-1, Class A6, 6.37s, 2025		22,000	18,729
Ser. 99-1, Class A5, 6.11s, 2023		21,441	20,865

Greenpoint Manufactured Housing Ser. 00-3, Class IA,
8.45s, 2031		887,960	607,940

GS Auto Loan Trust 144A Ser. 04-1, Class D, 5s, 2011		111,442	105,870

Guggenheim Structured Real Estate Funding, Ltd. 144A
FRB Ser. 05-1A, Class E, 2.238s, 2030		56,488	11,298

High Income Trust Securities 144A FRB Ser. 03-1A,
Class A, 1.241s, 2036		148,281	54,864

Home Equity Asset Trust FRB Ser. 06-1, Class 2A4,
0.768s, 2036		63,000	36,434

Lehman XS Trust
Ser. 07-6, Class 3A6, 6 1/2s, 2037		1,055,707	619,629
IFB Ser. 07-3, Class 4B, IO, 6.253s, 2037		305,281	28,632
FRB Ser. 07-6, Class 2A1, 0.648s, 2037		542,321	164,811

LNR CDO, Ltd. 144A FRB Ser. 02-1A, Class FFL, 3.19s, 2037		300,000	60,000

Local Insight Media Finance, LLC Ser. 07-1W,
Class A1, 5.53s, 2012 F		365,235	158,877

Long Beach Mortgage Loan Trust FRB Ser. 06-4,
Class 2A4, 0.698s, 2036		59,000	16,037

Marriott Vacation Club Owner Trust 144A Ser. 04-1A,
Class C, 5.265s, 2026		12,211	9,064

Merrill Lynch Mortgage Investors, Inc. Ser. 04-WMC3,
Class B3, 5s, 2035		9,884	446

Morgan Stanley ABS Capital I FRB Ser. 04-HE8,
Class B3, 3.638s, 2034		16,317	1,131

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 0.598s, 2036		74,000	36,736
FRB Ser. 06-2, Class A2C, 0.588s, 2036		74,000	26,693

Oakwood Mortgage Investors, Inc.
Ser. 96-C, Class B1, 7.96s, 2027		82,218	30,421
Ser. 99-D, Class A1, 7.84s, 2029		196,582	106,154
Ser. 00-A, Class A2, 7.765s, 2017		29,366	15,751
Ser. 00-D, Class A4, 7.4s, 2030		309,000	160,781
Ser. 02-B, Class A4, 7.09s, 2032		80,121	50,853
Ser. 01-D, Class A4, 6.93s, 2031		170,908	100,819

ASSET-BACKED SECURITIES (6.5%)* cont.	Principal amount		Value

Oakwood Mortgage Investors, Inc.
Ser. 98-A, Class M, 6.825s, 2028		$12,000	$5,572
Ser. 01-E, Class A4, 6.81s, 2031		10,833	7,360
Ser. 01-C, Class A2, 5.92s, 2017		97,635	35,901
Ser. 01-D, Class A3, 5.9s, 2022		58,394	34,152
Ser. 02-C, Class A1, 5.41s, 2032		254,370	137,360
Ser. 01-E, Class A2, 5.05s, 2019		248,571	149,008
Ser. 02-A, Class A2, 5.01s, 2020		126,704	82,456

Oakwood Mortgage Investors, Inc. 144A Ser. 01-B,
Class A4, 7.21s, 2030		53,172	38,047

People’s Financial Realty Mortgage Securities Trust
FRB Ser. 06-1, Class 1A2, 0.568s, 2036		114,000	56,112

Pillar Funding PLC 144A
FRB Ser. 04-1A, Class C1, 2.32s, 2011
(United Kingdom)		120,000	115,166
FRB Ser. 04-2A, Class C, 2.2s, 2011 (United Kingdom)		100,000	87,207

SAIL Net Interest Margin Notes 144A Ser. 04-4A,
Class B, 7 1/2s, 2034 (In default) †		30,709	614

Securitized Asset Backed Receivables, LLC
FRB Ser. 07-BR5, Class A2A, 0.568s, 2037		131,643	81,619
FRB Ser. 07-BR4, Class A2A, 0.528s, 2037		117,880	72,210

SG Mortgage Securities Trust FRB Ser. 06-OPT2,
Class A3D, PO, 0.648s, 2036		125,000	22,046

Soundview Home Equity Loan Trust
FRB Ser. 06-OPT3, Class 2A3, 0.608s, 2036		59,000	25,097
FRB Ser. 06-3, Class A3, 0.598s, 2036		25,000	8,430

Structured Asset Investment Loan Trust FRB
Ser. 06-BNC2, Class A6, 0.698s, 2036		59,000	1,666

Structured Asset Receivables Trust 144A FRB
Ser. 05-1, 1.602s, 2015		384,931	219,411

TIAA Real Estate CDO, Ltd. 144A FRB Ser. 02-1A,
Class III, 7.6s, 2037		188,000	52,640

WAMU Asset-Backed Certificates FRB Ser. 07-HE2,
Class 2A1, 0.548s, 2037		748,718	406,179

Total asset-backed securities (cost $12,306,173)			$7,404,295

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (2.2%)*	strike price	amount	Value

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 5.03% versus the three month
USD-LIBOR-BBA maturing on February 16, 2020.	Feb-10/5.03	$6,600,000	$46,085

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 5.355% versus the three month
USD-LIBOR-BBA maturing on November 12, 2019.	Nov-09/5.355	9,000,000	20,962

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 5.03% versus the three month
USD-LIBOR-BBA maturing on February 16, 2020.	Feb-10/5.03	6,600,000	902,748

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (2.2%)* cont.	strike price	amount	Value

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 5.355% versus the three month
USD-LIBOR-BBA maturing on November 12, 2019.	Nov-09/5.355	$9,000,000	$1,512,270

Total purchased options outstanding (cost $1,289,296)			$2,482,065

SENIOR LOANS (0.7%)* [c]	Principal amount		Value

Basic materials (—%)
Georgia-Pacific, LLC bank term loan FRN Ser. B,
3.258s, 2013		$16,696	$15,502

NewPage Holding Corp. bank term loan FRN 4.792s, 2014		20,483	15,800

			31,302
Capital goods (0.1%)
Hawker Beechcraft Acquisition Co., LLC bank term
loan FRN 3.22s, 2014		1,068	549

Hawker Beechcraft Acquisition Co., LLC bank term
loan FRN Ser. B, 2 3/4s, 2014		18,803	9,662

Polypore, Inc. bank term loan FRN Ser. B, 3.224s, 2014		26,661	22,662

Sequa Corp. bank term loan FRN 4.224s, 2014		38,947	24,342

Wesco Aircraft Hardware Corp. bank term loan FRN
2.77s, 2013		27,000	22,221

			79,436
Communication services (0.1%)
Charter Communications, Inc. bank term loan FRN
2.974s, 2014		26,663	22,404

Intelsat Corp. bank term loan FRN Ser. B2, 2.989s, 2011		8,885	8,078

Intelsat Corp. bank term loan FRN Ser. B2-A, 2.989s, 2013		8,888	8,081

Intelsat Corp. bank term loan FRN Ser. B2-C, 2.989s, 2013		8,885	8,078

Level 3 Communications, Inc. bank term loan FRN
3.195s, 2014		27,000	21,560

MetroPCS Wireless, Inc. bank term loan FRN 3.213s, 2013		26,658	24,835

TW Telecom, Inc. bank term loan FRN Ser. B, 3.224s, 2013		26,659	24,222

West Corp. bank term loan FRN 2.834s, 2013		26,727	22,443

			139,701
Consumer cyclicals (0.3%)
Allison Transmission, Inc. bank term loan FRN
Ser. B, 3.219s, 2014		26,106	18,622

Aramark Corp. bank term loan FRN 2 7/8s, 2014		1,613	1,467

Aramark Corp. bank term loan FRN Ser. B, 2.849s, 2014		25,387	23,096

Cinemark USA, Inc. bank term loan FRN 2.724s, 2013		13,381	12,444

Dana Corp. bank term loan FRN 7 1/4s, 2015		16,862	4,974

Goodman Global Holdings, Inc. bank term loan FRN
Ser. B, 6 1/2s, 2011		20,265	17,610

Goodyear Tire & Rubber Co. (The) bank term loan FRN
2.19s, 2010		27,000	22,487

Harrah’s Operating Co., Inc. bank term loan FRN
Ser. B2, 4.09s, 2015		26,730	18,934

SENIOR LOANS (0.7%)* [c] cont.	Principal amount	Value

Consumer cyclicals cont.
Lear Corp. bank term loan FRN 3.205s, 2013	$130,886	$51,569

Lender Processing Services, Inc. bank term loan FRN
Ser. B, 3.474s, 2014	49,500	47,891

National Bedding Co. bank term loan FRN 2.457s, 2011	11,848	6,813

Navistar Financial Corp. bank term loan FRN 4.385s, 2012	7,200	5,822

Navistar International Corp. bank term loan FRN
4.974s, 2012	19,800	16,010

Univision Communications, Inc. bank term loan FRN
Ser. B, 2.768s, 2014	27,000	16,423

VNU Group BV bank term loan FRN Ser. B, 2.469s, 2013
(Netherlands)	26,658	22,517

Yankee Candle Co., Inc. bank term loan FRN 2.974s, 2014	15,154	12,568

		299,247
Consumer staples (—%)
Pinnacle Foods Holding Corp. bank term loan FRN
Ser. B, 3.474s, 2014	26,661	22,128

Spectrum Brands, Inc. bank term loan FRN 2.916s,
2013 (In default) †	1,723	1,358

Spectrum Brands, Inc. bank term loan FRN Ser. B1,
7.019s, 2013 (In default) †	25,019	19,727

		43,213
Government (—%)
Affinion Group, Inc. bank term loan FRN Ser. B,
3.474s, 2013	26,736	23,260

		23,260
Health care (0.1%)
Health Management Associates, Inc. bank term loan
FRN 2.97s, 2014	25,271	21,828

IASIS Healthcare Corp. bank term loan FRN Ser. DD,
2.974s, 2014	6,424	5,666

IASIS Healthcare, LLC/IASIS Capital Corp. bank term
loan FRN 2.974s, 2014	1,726	1,522

IASIS Healthcare, LLC/IASIS Capital Corp. bank term
loan FRN Ser. B, 2.518s, 2014	18,564	16,374

Sun Healthcare Group, Inc. bank term loan FRN
2.724s, 2014	4,502	3,853

Sun Healthcare Group, Inc. bank term loan FRN
Ser. B, 2.974s, 2014	30,351	25,975

		75,218
Technology (0.1%)
First Data Corp. bank term loan FRN Ser. B1,
3.224s, 2014	26,662	19,416

Freescale Semiconductor, Inc. bank term loan FRN
Ser. B, 2.724s, 2013	17,651	10,210

SunGard Data Systems, Inc. bank term loan FRN
2.974s, 2014	26,659	23,875

Travelport bank term loan FRN Ser. B, 3.023s, 2013	10,786	7,176

Travelport bank term loan FRN Ser. DD, 3.224s, 2013	16,010	10,807

		71,484

SENIOR LOANS (0.7%)* [c] cont.	Principal amount	Value

Utilities and power (—%)
Energy Future Holdings Corp. bank term loan FRN
Ser. B2, 3.97s, 2014	$26,662	$18,000

NRG Energy, Inc. bank term loan FRN 2.72s, 2014	15,962	14,811

NRG Energy, Inc. bank term loan FRN 1.12s, 2014	8,528	7,914

		40,725
Total senior loans (cost $987,969)		$803,586

MUNICIPAL BONDS AND NOTES (0.2%)*	Principal amount	Value

CA State G.O. Bonds (Build America Bonds), 7 1/2s,
4/1/34	$100,000	$103,559

Tobacco Settlement Fin. Auth. of WVA Rev. Bonds,
Ser. A, 7.467s, 6/1/47	170,000	95,628

Total municipal bonds and notes (cost $270,735)		$199,187

SHORT-TERM INVESTMENTS (10.3%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund [e]	3,773,988	$3,773,988

SSgA Prime Money Market Fund [i]	3,950,000	3,950,000

U.S. Treasury Bills with effective yields ranging
from 0.45% to 0.48%, November 19, 2009 #	$176,000	175,383

U.S. Treasury Cash Management Bills for an effective
yield of 0.88%, May 15, 2009 #	3,785,000	3,783,705

Total short-term investments (cost $11,683,227)		$11,683,076

TOTAL INVESTMENTS

Total investments (cost $184,846,388)		$177,353,901

Key to holding’s currency abbreviations

AED	United Arab Emirates Dirham
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
PLN	Polish Zloty
SEK	Swedish Krona
USD / $	United States Dollar

* Percentages indicated are based on net assets of $113,168,069.

† Non-income-producing security.

# These securities, in part or in entirety, were pledged and segregated with the custodian or broker to cover margin requirements for futures contracts at April 30, 2009.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at April 30, 2009. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

e See Note 5 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for SFAS 157 disclosures based on the securities valuation inputs.

i Securities purchased with cash or received, that were pledged to the fund for collateral on certain derivative contracts (Note 1).

R Real Estate Investment Trust.

At April 30, 2009, liquid assets totaling $68,656,917 have been designated as collateral for open forward commitments, swap contracts, forward contracts and futures contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at April 30, 2009.

The dates shown on debt obligations are the original maturity dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at April 30, 2009.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at April 30, 2009 (as a percentage of Portfolio Value):

United States	84.0%	Denmark	1.0%

Austria	2.8	Italy	1.0

Japan	2.3	Canada	0.9

Netherlands	2.2	France	0.8

United Kingdom	1.5	Other	2.0

Germany	1.5	Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 4/30/09 (aggregate face value $65,859,071) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$6,687,888	$6,539,373	5/20/09	$148,515

British Pound	4,055,904	4,053,872	5/20/09	2,032

Canadian Dollar	85,116	85,438	5/20/09	(322)

Czech Koruna	155,819	156,702	5/20/09	(883)

Euro	27,637,687	28,071,571	5/20/09	(433,884)

Hungarian Forint	137,837	133,863	5/20/09	3,974

Japanese Yen	20,151,474	19,894,384	5/20/09	257,090

Malaysian Ringgit	273,829	271,220	5/20/09	2,609

Mexican Peso	316,906	319,484	5/20/09	(2,578)

Norwegian Krone	2,277,271	2,266,246	5/20/09	11,025

Polish Zloty	751,483	744,288	5/20/09	7,195

Singapore Dollar	229,849	225,766	5/20/09	4,083

South African Rand	472,279	439,454	5/20/09	32,825

South Korean Won	978,340	936,456	5/20/09	41,884

Swedish Krona	1,141,906	1,131,874	5/20/09	10,032

Swiss Franc	200,261	201,062	5/20/09	(801)

Taiwan Dollar	395,194	388,018	5/20/09	7,176

Total				$89,972

FORWARD CURRENCY CONTRACTS TO SELL at 4/30/09 (aggregate face value $26,064,657) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$750,582	$735,464	5/20/09	$(15,118)

Brazilian Real	362,049	351,386	5/20/09	(10,663)

British Pound	880,878	880,829	5/20/09	(49)

Canadian Dollar	2,709,341	2,614,929	5/20/09	(94,412)

Czech Koruna	374,057	375,794	5/20/09	1,737

Danish Krone	1,195,204	1,210,435	5/20/09	15,231

Euro	6,284,354	6,377,201	5/20/09	92,847

Norwegian Krone	963,145	959,522	5/20/09	(3,623)

Polish Zloty	156,923	155,301	5/20/09	(1,622)

South African Rand	197,642	184,428	5/20/09	(13,214)

Swedish Krona	1,942,398	1,933,262	5/20/09	(9,136)

Swiss Franc	10,259,268	10,286,106	5/20/09	26,838

Total				$(11,184)

FUTURES CONTRACTS OUTSTANDING at 4/30/09 (Unaudited)

				Unrealized
Number of			Expiration	appreciation/
contracts		Value	date	(depreciation)

Australian Government Treasury Bond
10 yr (Long)	4	$2,087,340	Jun-09	$(6,247)

Canadian Government Bond 10 yr (Long)	5	519,328	Jun-09	(9,116)

Euro-Bobl 5 yr (Short)	25	3,845,027	Jun-09	(8,868)

Euro-Bund 10 yr (Short)	61	9,911,709	Jun-09	(241)

Euro-Buxl 30 yr Bond (Long)	12	1,562,676	Jun-09	3,143

Euro-Dollar 90 day (Short)	15	3,714,563	Jun-09	(69,891)

Euro-Dollar 90 day (Short)	43	10,643,038	Sep-09	(218,580)

Euro-Dollar 90 day (Short)	80	19,761,000	Dec-09	(404,888)

Euro-Dollar 90 day (Short)	3	740,063	Mar-10	(17,671)

Euro-Euribor Interest Rate 90 day (Long)	13	4,217,164	Dec-10	15,886

Euro-Euribor Interest Rate 90 day (Long)	20	6,504,521	Sep-10	19,709

Euro-Euribor Interest Rate 90 day (Short)	17	5,555,049	Dec-09	(23,694)

Euro-Euribor Interest Rate 90 day (Short)	20	6,545,630	Sep-09	(22,527)

Euro-Schatz 2 yr (Short)	110	15,762,091	Jun-09	(57,970)

Japanese Government Bond
10 yr Mini (Long)	20	2,774,220	Jun-09	(15,930)

Sterling 90 day (Long)	3	542,802	Sep-10	(878)

Sterling Interest Rate 90 day (Short)	3	548,136	Sep-09	(360)

U.K. Gilt 10 yr (Long)	23	4,109,939	Jun-09	(87,507)

U.S. Treasury Bond 20 yr (Long)	27	3,309,188	Jun-09	(138,262)

U.S. Treasury Note 2 yr (Long)	17	3,698,297	Jun-09	6,875

U.S. Treasury Note 5 yr (Short)	99	11,596,922	Jun-09	(16,265)

U.S. Treasury Note 10 yr (Short)	5	604,688	Jun-09	3,893

Total				$(1,049,389)

WRITTEN OPTIONS OUTSTANDING at 4/30/09 (premiums received $1,660,532) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.40%
versus the three month USD-LIBOR-BBA maturing on
November 9, 2019.	$14,966,000	Nov-09/4.40	$1,401,267

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing on
May 14, 2022.	3,954,500	May-12/5.51	558,257

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate of
4.40% versus the three month USD-LIBOR-BBA maturing
on November 9, 2019.	14,966,000	Nov-09/4.40	126,180

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate of
5.51% versus the three month USD-LIBOR-BBA maturing on
May 14, 2022.	3,954,500	May-12/5.51	95,778

Total			$2,181,482

TBA SALE COMMITMENTS OUTSTANDING at 4/30/09 (proceeds receivable $8,225,625) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

FNMA, 5s, May 1, 2039	$8,000,000	5/12/09	$8,228,125

Total			$8,228,125

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/09 (Unaudited)

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$4,142,000	$—	5/23/10	3 month USD-
			LIBOR-BBA	3.155%	$136,546

5,900,000	—	7/18/13	4.14688%	3 month USD-
				LIBOR-BBA	(493,453)

1,000,000	—	7/29/18	3 month USD-
			LIBOR-BBA	4.75%	141,080

3,598,000	—	8/26/18	3 month USD-
			LIBOR-BBA	4.54375%	425,038

48,160,000	—	9/10/10	3 month USD-
			LIBOR-BBA	3.22969%	1,429,908

6,774,000	—	9/18/38	4.36125%	3 month USD-
				LIBOR-BBA	(925,530)

83,132,000	—	9/18/10	3 month USD-
			LIBOR-BBA	2.86667%	2,007,576

2,000,000	—	9/19/18	3 month USD-
			LIBOR-BBA	4.07%	152,513

1,222,000	(3,814)	10/1/18	4.30%	3 month USD-
				LIBOR-BBA	(119,485)

3,364,000	(14,175)	10/8/38	3 month USD-
			LIBOR-BBA	4.30%	403,089

1,867,000	(705)	10/20/18	4.60%	3 month USD-
				LIBOR-BBA	(221,454)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/09 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A. cont.
	$885,000	$(805)	10/20/10	3.00%	3 month USD-
					LIBOR-BBA	$(23,708)

	8,981,000	—	10/26/12	4.6165%	3 month USD-
					LIBOR-BBA	(761,693)

	4,436,000	—	5/19/10	3.2925%	3 month USD-
					LIBOR-BBA	(155,785)

	6,373,000	—	7/22/10	3 month USD-
				LIBOR-BBA	3.5375%	243,057

	2,580,000	—	5/8/28	4.95%	3 month USD-
					LIBOR-BBA	(545,437)

Barclays Bank PLC
	9,735,000	—	12/9/20	3 month USD-
				LIBOR-BBA	2.91875%	(322,590)

Citibank, N.A.
JPY	222,000,000	—	9/11/16	1.8675%	6 month JPY-
					LIBOR-BBA	(122,283)

MXN	12,100,000 F	—	7/18/13	1 month MXN-
				TIIE-BANXICO	9.175%	92,594

MXN	3,630,000 F	—	7/22/13	1 month MXN-
				TIIE-BANXICO	9.21%	28,631

AUD	700,000 E	—	9/11/18	6.1%	6 month AUD-
					BBR-BBSW	(3,828)

	$1,730,000	—	9/16/10	3.175%	3 month USD-
					LIBOR-BBA	(49,707)

	27,682,000	—	9/17/13	3 month USD-
				LIBOR-BBA	3.4975%	1,333,724

	6,548,000	—	9/18/38	4.45155%	3 month USD-
					LIBOR-BBA	(1,003,334)

	40,458,000	—	9/18/10	3 month USD-
				LIBOR-BBA	2.92486%	1,014,039

	23,214,000	—	2/24/16	2.77%	3 month USD-
					LIBOR-BBA	127,308

	3,678,000	—	3/25/19	2.95%	3 month USD-
					LIBOR-BBA	81,270

	7,224,000	—	3/27/14	3 month USD-
				LIBOR-BBA	2.335%	(61,390)

MXN	6,500,000 E	—	3/28/13	1 month MXN-
				TIIE-BANXICO	6.9425%	574

	$1,938,000	—	4/6/39	3.295%	3 month USD-
					LIBOR-BBA	118,473

	3,225,000	—	4/15/19	3.065%	3 month USD-
					LIBOR-BBA	43,572

	5,414,000	—	4/29/19	3 month USD-
				LIBOR-BBA	3.05%	(84,399)

Citibank, N.A., London
JPY	530,000,000	—	2/10/16	6 month JPY-
				LIBOR-BBA	1.755%	250,230

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/09 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International
	$16,626,000	$—	9/18/10	3 month USD-
				LIBOR-BBA	2.91916%	$415,271

	3,527,000	—	9/23/10	3 month USD-
				LIBOR-BBA	3.32%	109,285

	9,069,000	—	10/9/10	3 month USD-
				LIBOR-BBA	2.81%	211,896

	20,955,000	14,701	10/31/13	3.80%	3 month USD-
					LIBOR-BBA	(1,216,126)

	10,660,000	10,134	10/31/18	4.35%	3 month USD-
					LIBOR-BBA	(1,022,628)

	4,740,000	(50,663)	12/10/38	2.69%	3 month USD-
					LIBOR-BBA	728,029

	13,660,000	89,944	12/10/28	3 month USD-
				LIBOR-BBA	2.81%	(1,318,691)

	6,050,000	—	6/30/38	2.71%	3 month USD-
					LIBOR-BBA	963,925

	3,207,000	—	1/16/19	3 month USD-
				LIBOR-BBA	2.32%	(221,767)

	12,386,000	—	1/22/14	2.03719%	3 month USD-
					LIBOR-BBA	189,418

	3,215,000	—	2/5/14	2.475%	3 month USD-
					LIBOR-BBA	(5,400)

	1,047,000	—	2/5/29	3 month USD-
				LIBOR-BBA	3.35%	(31,442)

SEK	16,940,000	—	4/7/14	2.735%	3 month SEK-
					STIBOR-SIDE	(11,976)

CHF	8,430,000	—	11/17/11	2.5125%	6 month CHF-
					LIBOR-BBA	(276,145)

	$1,730,000	—	4/28/39	3.50375%	3 month USD-
					LIBOR-BBA	41,256

CHF	3,190,000	—	4/29/11	6 month CHF-
				LIBOR-BBA	0.83%	1,418

CHF	690,000	—	4/29/19	2.3875%	6 month CHF-
					LIBOR-BBA	4,762

EUR	2,150,000	—	4/29/11	1.8725%	6 month EUR-
					EURIBOR-
					REUTERS	(4,208)

EUR	490,000	—	4/29/19	6 month EUR-
				EURIBOR-
				REUTERS	3.43%	34

SEK	16,940,000 E	—	5/4/14	3 month SEK-
				STIBOR-SIDE	2.625%	(4,143)

EUR	1,590,000 E	—	5/4/14	2.685%	6 month EUR-
					EURIBOR-
					REUTERS	1,371

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/09 (Unaudited) cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG
$10,402,000	$—	4/21/14	2.51%	3 month USD-
				LIBOR-BBA	$17,568

3,895,000	—	4/30/19	3.145%	3 month USD-
				LIBOR-BBA	28,751

2,298,000	—	9/23/38	4.75%	3 month USD-
				LIBOR-BBA	(477,558)

3,412,000	—	10/17/18	4.585%	3 month USD-
				LIBOR-BBA	(399,990)

47,500,000	—	11/25/13	3 month USD-
			LIBOR-BBA	2.95409%	1,533,128

7,586,000	—	11/28/13	3 month USD-
			LIBOR-BBA	2.8725%	213,619

12,606,000	—	12/11/18	3 month USD-
			LIBOR-BBA	2.94%	(157,651)

3,595,000	—	12/15/18	3 month USD-
			LIBOR-BBA	2.80776%	(87,968)

2,083,000	—	12/16/28	3 month USD-
			LIBOR-BBA	2.845%	(205,005)

3,822,000	—	12/19/10	3 month USD-
			LIBOR-BBA	1.53429%	23,273

2,000,000	—	12/22/13	2.008%	3 month USD-
				LIBOR-BBA	29,708

1,345,000	—	12/24/13	2.165%	3 month USD-
				LIBOR-BBA	10,065

6,046,000	—	12/30/13	2.15633%	3 month USD-
				LIBOR-BBA	50,105

4,679,000	—	1/9/14	3 month USD-
			LIBOR-BBA	2.165%	(39,336)

3,351,000	—	1/13/19	3 month USD-
			LIBOR-BBA	2.52438%	(171,084)

2,954,000	—	1/20/19	3 month USD-
			LIBOR-BBA	2.347%	(198,283)

3,116,000	—	1/22/29	3 month USD-
			LIBOR-BBA	2.8875%	(292,544)

2,477,000	—	1/22/14	2.055%	3 month USD-
				LIBOR-BBA	35,778

5,244,000	—	1/28/29	3 month USD-
			LIBOR-BBA	3.1785%	(270,739)

12,620,000	—	1/30/11	3 month USD-
			LIBOR-BBA	1.45%	64,190

52,041,000	—	2/3/14	2.44%	3 month USD-
				LIBOR-BBA	(14,165)

21,426,000	—	2/3/24	3 month USD-
			LIBOR-BBA	3.27%	(532,199)

3,306,000	—	2/5/29	3 month USD-
			LIBOR-BBA	3.324%	(111,850)

9,251,000	—	2/5/14	2.44661%	3 month USD-
				LIBOR-BBA	(3,068)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/09 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
	$28,569,000	$—	2/6/14	2.5529%	3 month USD-
					LIBOR-BBA	$(151,831)

	10,509,000	—	2/6/29	3 month USD-
				LIBOR-BBA	3.42575%	(200,139)

	1,000,000	—	2/6/14	2.5675%	3 month USD-
					LIBOR-BBA	(6,009)

	18,943,000	—	2/10/14	2.5825%	3 month USD-
					LIBOR-BBA	(121,657)

	6,027,000	—	2/10/29	3 month USD-
				LIBOR-BBA	3.4725%	(75,369)

	6,549,000	—	2/25/14	2.4675%	3 month USD-
					LIBOR-BBA	792

	1,000,000	—	3/10/16	3 month USD-
				LIBOR-BBA	2.845%	(1,947)

	153,000,000	—	3/16/11	1.6725%	3 month USD-
					LIBOR-BBA	(749,363)

	75,000,000	—	3/16/16	3 month USD-
				LIBOR-BBA	2.85%	(161,563)

	19,000,000	—	3/16/29	3.29%	3 month USD-
					LIBOR-BBA	792,189

	46,139,000	—	3/20/11	3 month USD-
				LIBOR-BBA	1.43%	1,827

	19,600,000	—	3/23/11	3 month USD-
				LIBOR-BBA	1.45%	10,612

	63,000,000	—	3/30/14	2.36%	3 month USD-
					LIBOR-BBA	480,235

	29,000,000	—	3/30/21	3 month USD-
				LIBOR-BBA	3.125%	(678,427)

	5,334,000	—	4/8/19	3.115%	3 month USD-
					LIBOR-BBA	46,240

	2,936,000	—	4/14/19	3 month USD-
				LIBOR-BBA	3.037%	(46,693)

	1,480,000 E	—	4/17/39	3.66904%	3 month USD-
					LIBOR-BBA	46,561

EUR	3,272,500 E	—	4/23/24	6 month EUR-
				EURIBOR-
				REUTERS	4.926%	24,606

Goldman Sachs International
	$15,167,000	—	4/3/18	3 month USD-
				LIBOR-BBA	4.19%	1,294,406

	3,159,000	—	4/23/18	4.43%	3 month USD-
					LIBOR-BBA	(325,739)

	3,198,000	—	5/19/18	4.525%	3 month USD-
					LIBOR-BBA	(409,203)

	3,393,000	—	5/30/28	5.014%	3 month USD-
					LIBOR-BBA	(743,274)

JPY	139,000,000	—	6/10/16	1.953%	6 month JPY-
					LIBOR-BBA	(88,189)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/09 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
	$1,012,000	$6,264	11/18/18	4.10%	3 month USD-
					LIBOR-BBA	$(86,519)

	2,630,000	—	1/23/19	2.61125%	3 month USD-
					LIBOR-BBA	115,999

AUD	4,550,000 E	—	2/14/12	3 month AUD-
				BBR-BBSW	4.39%	(13,912)

GBP	5,170,000	—	4/7/11	2.2%	6 month GBP-
					LIBOR-BBA	(19,485)

GBP	4,350,000	—	4/7/14	6 month GBP-
				LIBOR-BBA	3.26%	77,050

GBP	1,200,000	—	4/7/19	3.85%	6 month GBP-
					LIBOR-BBA	(29,728)

JPMorgan Chase Bank, N.A.
	$3,004,000	—	3/7/18	4.45%	3 month USD-
					LIBOR-BBA	(324,185)

	809,000	—	3/11/38	5.0025%	3 month USD-
					LIBOR-BBA	(204,951)

	6,839,000	—	3/20/13	3 month USD-
				LIBOR-BBA	3.145%	241,415

	18,147,000	—	3/26/10	3 month USD-
				LIBOR-BBA	2.33375%	217,714

	3,922,000	—	4/8/13	3 month USD-
				LIBOR-BBA	3.58406%	201,259

	6,903,000	—	5/23/10	3 month USD-
				LIBOR-BBA	3.16%	227,198

	1,000,000	—	6/27/18	3 month USD-
				LIBOR-BBA	4.8305%	149,897

	700,000	—	7/17/18	4.52%	3 month USD-
					LIBOR-BBA	(85,539)

	5,103,000	—	7/22/10	3 month USD-
				LIBOR-BBA	3.565%	195,620

	18,666,000	—	7/28/10	3 month USD-
				LIBOR-BBA	3.5141%	706,858

AUD	3,480,000 E	—	8/6/18	6 month AUD-
				BBR-BBSW	6.865%	92,135

JPY	153,840,000	—	9/18/15	1.19%	6 month JPY-
					LIBOR-BBA	(14,471)

	$4,340,000	—	9/23/38	4.70763%	3 month USD-
					LIBOR-BBA	(868,087)

	2,297,000	—	10/22/10	3 month USD-
				LIBOR-BBA	2.78%	51,508

	1,531,000	—	10/22/18	3 month USD-
				LIBOR-BBA	4.2825%	140,263

	2,802,000	—	10/23/13	3 month USD-
				LIBOR-BBA	3.535%	133,743

EUR	11,390,000	—	11/4/18	6 month EUR-
				EURIBOR-
				REUTERS	4.318%	1,110,141

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/09 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
	$1,741,000	$(5,121)	11/4/18	3 month USD-
				LIBOR-BBA	4.45%	$210,419

JPY	1,650,000,000	—	11/10/15	6 month JPY-
				LIBOR-BBA	1.3225%	326,630

	$7,418,000	—	11/10/18	3 month USD-
				LIBOR-BBA	4.83%	1,162,802

	3,000,000	—	12/3/18	3 month USD-
				LIBOR-BBA	2.918%	(41,088)

EUR	15,200,000	—	12/11/13	6 month EUR-
				EURIBOR-
				REUTERS	3.536%	771,925

	$2,981,000	—	12/19/18	5%	3 month USD-
					LIBOR-BBA	(500,305)

PLN	2,820,000	—	1/26/11	6 month PLN-
				WIBOR-WIBO	4.177%	(9,160)

JPY	730,000,000	—	6/6/13	1.83%	6 month JPY-
					LIBOR-BBA	(317,627)

	$2,310,000	—	1/27/24	3.1%	3 month USD-
					LIBOR-BBA	96,782

AUD	3,640,000 E	—	1/27/12	3 month AUD-
				BBR-BBSW	4.21%	(14,052)

	$1,155,000	—	2/3/24	3 month USD-
				LIBOR-BBA	3.2825%	(26,956)

AUD	1,400,000	—	2/24/19	4.825%	6 month AUD-
					BBR-BBSW	18,343

	$22,000,000	—	3/3/11	3 month USD-
				LIBOR-BBA	1.68283%	122,677

EUR	4,800,000	—	3/4/14	1 month EUR-
				EURIBOR-
				REUTERS	2.74%	24,736

	$2,105,000	—	3/6/39	3.48%	3 month USD-
					LIBOR-BBA	52,708

AUD	1,050,000	—	3/6/19	4.93%	6 month AUD-
					BBR-BBSW	8,318

CAD	2,050,000	—	3/16/11	0.98%	3 month CAD-
					BA-CDOR	(6,369)

CAD	450,000	—	3/16/19	3 month CAD-
				BA-CDOR	2.7%	(8,862)

CAD	2,110,000	—	3/17/13	1.56%	3 month CAD-
					BA-CDOR	2,039

	$2,140,000	—	3/19/13	3 month USD-
				LIBOR-BBA	2.28%	4,318

	690,000	—	3/19/24	3.37%	3 month USD-
					LIBOR-BBA	11,468

CAD	670,000	—	3/17/24	3 month CAD-
				BA-CDOR	3.46%	(18,193)

	$18,000,000	—	3/20/19	3.20875%	3 month USD-
					LIBOR-BBA	(11,742)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/09 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
	$18,953,000	$—	3/23/16	3 month USD-
				LIBOR-BBA	2.6125%	$(335,686)

	17,000,000	—	3/24/11	3 month USD-
				LIBOR-BBA	1.4625%	10,952

	1,500,000	—	4/1/24	3 month USD-
				LIBOR-BBA	3.17%	(61,822)

	12,400,000	—	4/3/11	3 month USD-
				LIBOR-BBA	1.365%	(19,116)

	4,620,000	—	4/3/13	1.963%	3 month USD-
					LIBOR-BBA	50,213

	26,580,000	—	4/3/14	2.203%	3 month USD-
					LIBOR-BBA	401,409

	450,000	—	4/8/19	3.135%	3 month USD-
					LIBOR-BBA	3,117

	14,520,000	—	4/9/11	3 month USD-
				LIBOR-BBA	1.5025%	16,782

	581,000	—	4/9/19	3 month USD-
				LIBOR-BBA	3.1125%	(5,194)

EUR	3,420,000 E	—	4/17/24	6 month EUR-
				EURIBOR-
				REUTERS	4.95%	29,207

	$1,480,000 E	—	4/17/39	3.7%	3 month USD-
					LIBOR-BBA	42,076

GBP	2,620,000	—	4/20/11	2.2%	6 month GBP-
					LIBOR-BBA	(12,913)

GBP	2,210,000	—	4/20/14	6 month GBP-
				LIBOR-BBA	3.17875%	25,010

GBP	610,000	—	4/20/19	3.725%	6 month GBP-
					LIBOR-BBA	(4,899)

AUD	4,404,000 E	—	4/22/11	3 month AUD-
				BBR-BBSW	4.05%	7,804

AUD	4,404,000	—	4/22/10	3%	3 month AUD-
					BBR-BBSW	(3,589)

CAD	1,100,000	—	4/21/19	2.7425%	6 month CAD-
					BA-CDOR	20,985

	$2,960,000 E	—	5/1/39	3 month USD-
				LIBOR-BBA	3.84125%	(42,890)

EUR	6,692,500 E	—	5/6/24	4.76248%	6 month EUR-
					EURIBOR-
					REUTERS	(5,059)

Merrill Lynch Capital Services, Inc.
JPY	139,000,000	—	6/10/16	1.99625%	6 month JPY-
					LIBOR-BBA	(92,621)

Merrill Lynch Derivative Products AG
JPY	69,500,000	—	6/11/17	2.05625%	6 month JPY-
					LIBOR-BBA	(51,199)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/09 (Unaudited) cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

UBS AG
$6,088,000	$209,069	11/10/38	4.45%	3 month USD-
				LIBOR-BBA	$(814,562)

26,508,000	673,401	11/10/18	4.45%	3 month USD-
				LIBOR-BBA	(2,593,424)

1,899,000	24,983	11/24/38	3.3%	3 month USD-
				LIBOR-BBA	117,631

674,000	3,290	11/24/18	3.4%	3 month USD-
				LIBOR-BBA	(16,599)

518,000	(164)	11/24/10	3 month USD-
			LIBOR-BBA	2.05%	9,121

58,630,000	—	11/24/10	3 month USD-
			LIBOR-BBA	2.05%	1,050,866

Total					$1,270,429

E See Note 1 to the financial statements regarding extended effective dates.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for SFAS 157 disclosures based on securities valuation inputs.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/09 (Unaudited)

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Deutsche Bank AG
EUR	1,242,000	3/27/14	1.785%	Eurostat Eurozone	$13,176
				HICP excluding
				tobacco

Goldman Sachs International
EUR	2,070,000	4/30/13	2.375%	French Consumer	114,716
				Price Index
				excluding tobacco

EUR	2,070,000	4/30/13	(2.41%)	Eurostat Eurozone	(121,852)
				HICP excluding
				tobacco

EUR	2,070,000	5/6/13	2.34%	French Consumer	110,899
				Price Index
				excluding tobacco

EUR	2,070,000	5/6/13	(2.385%)	Eurostat Eurozone	(119,546)
				HICP excluding
				tobacco

EUR	1,640,000	4/23/14	1.67%	Eurostat Eurozone	6,872
				HICP excluding
				tobacco

EUR	1,242,000	4/14/14	1.835%	Eurostat Eurozone	(7,543)
				HICP excluding
				tobacco

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/09 (Unaudited) cont.

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank, N.A.
$450,000 F	4/8/19	(2.40%)	USA Non Revised	$10,791
			Consumer Price
			Index- Urban
			(CPI-U)

Total				$7,513

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for SFAS 157 disclosures based on securities valuation inputs.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/09 (Unaudited)

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America, N.A.
DJ ABX CMBX BBB
Index	—	$166	$242,000	10/12/52	(134 bp)	$213,833

Financial Security
Assurance Holdings,
Ltd, 6.4%, 12/15/66	Baa1	—	25,000	12/20/12	95 bp	(8,685)

Marsh & Mclennan
Co. Inc., 5 3/8%,
7/15/14	—	—	140,000	3/20/12	(95 bp)	(1,621)

MetLife Inc., 5%,
6/15/15	—	—	70,000	12/20/13	(384 bp)	5,438

Barclays Bank PLC
DJ ABX HE PEN AAA
Series 6 Version 1
Index	AAA	35,635	246,486	7/25/45	18 bp	1,440

DJ ABX HE PEN AAA
Series 6 Version 1
Index	AAA	28,196	184,864	7/25/45	18 bp	2,550

DJ ABX HE PEN AAA
Series 7 Version 1
Index	A	170,919	290,000	8/25/37	9 bp	(24,828)

DJ CDX NA IG Series
12 Version 1 Index	—	(69,015)	1,830,000	6/20/14	(100 bp)	(18,141)

Citibank, N.A.
Conagra Foods Inc.,
7%, 10/1/28	—	—	70,000	9/20/10	(27 bp)	(16)

DJ ABX HE PEN AAA
Series 6 Version 1
Index	AA	50,822	253,987	5/25/46	11 bp	(53,209)

DJ ABX HE PEN AAA
Series 6 Version 1
Index	AAA	16,938	104,606	7/25/45	18 bp	2,117

DJ ABX HE PEN AAA
Series 6 Version 2
Index	AA	20,322	117,618	5/25/46	11 bp	(27,854)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/09 (Unaudited) cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Citibank, N.A. cont.
Marsh & Mclennan
Co. Inc., 5 3/8%,
7/15/14	—	$—	$75,000	9/20/14	(105 bp)	$(1,897)

Mohawk Industries,
Inc., 7.2%, 4/15/12	—	—	575,000	3/20/16	(140 bp)	32,514

Rexam PLC, 4 3/8%,
3/15/13	—	—	155,000	6/20/13	(145 bp)	8,881

Sara Lee Corp.,
6 1/8%, 11/1/32	—	—	75,000	9/20/11	(43 bp)	1

Credit Suisse International
DJ ABX HE AAA
Series 7 Version 2
Index	BB+	26,085	47,000	1/25/38	76 bp	(8,926)

DJ ABX HE PEN AAA
Series 6 Version 1
Index	AAA	35,995	220,334	7/25/45	18 bp	5,428

DJ ABX HE PEN AAA
Series 6 Version 1
Index	AAA	14,310	88,374	7/25/45	18 bp	2,050

DJ ABX HE PEN AAA
Series 6 Version 1
Index	AAA	11,341	70,038	7/25/45	18 bp	1,624

DJ ABX HE PEN AAA
Series 6 Version 1
Index	AAA	5,451	33,666	7/25/45	18 bp	781

DJ ABX HE PEN AAA
Series 6 Version 1
Index	AAA	6,898	37,273	7/25/45	18 bp	1,727

DJ ABX HE PEN AAA
Series 6 Version 1
Index	AAA	10,111	57,413	7/25/45	18 bp	2,146

DJ ABX HE PEN AAA
Series 6 Version 2
Index	AA	85,825	417,630	5/25/46	11 bp	(84,360)

DJ ABX HE PEN AAA
Series 6 Version 2
Index	AA	104,809	321,319	5/25/46	11 bp	(26,128)

DJ ABX HE PEN AAA
Series 7 Version 1
Index	A	217,906	367,000	8/25/37	9 bp	(29,815)

DJ CDX NA HY Series
10	B+	10,626	101,200	6/20/13	500 bp	(7,054)

DJ CDX NA HY Series
10	B+	42,033	395,600	6/20/13	500 bp	(27,082)

DJ CMB NA CMBX AAA
Index	—	(680,516)	4,344,000	2/17/51	(35 bp)	475,863

DJ CMB NA CMBX AAA
Index	—	(147,332)	1,089,000	2/17/51	(35 bp)	142,561

CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/09 (Unaudited) cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International cont.
General Electric
Capital Corp.,
5 5/8%, 9/15/17	Aa2	$—	$135,000	12/20/13	530 bp	$(6,403)

Liberty Mutual
Insurance, 7 7/8%,
10/15/26	—	—	15,000	12/20/13	(210 bp)	506

Deutsche Bank AG
Cadbury Schweppes
US Finance LLC,
5 1/8%, 10/1/13	—	—	560,000	12/20/13	(86 bp)	(9,460)

DJ ABX HE AAA
Series 6 Version 1
Index	AAA	16,936	155,918	7/25/45	18 bp	(31,723)

DJ ABX HE PEN AAA
Series 6 Version 1
Index	AAA	12,099	69,737	7/25/45	18 bp	2,424

DJ ABX HE PEN AAA
Series 6 Version 2
Index	AA	67,668	190,916	5/25/46	11 bp	(10,529)

DJ CDX NA HY Series
11 Version 1 Index	B	79,994	340,400	12/20/13	500 bp	8,092

DJ CDX NA IG Series
12 Version 1 Index	—	(153,298)	3,973,000	6/20/14	(100 bp)	(42,628)

General Electric
Capital Corp., 6%,
6/15/12	Aa2	—	275,000	9/20/13	109 bp	(52,756)

Genworth Financial
Inc., 5 3/4%,
6/15/14	—	—	515,000	6/20/18	(143 bp)	315,948

India Government
Bond, 5 7/8%, 1/2/10	BBB–/F	—	370,000	1/11/10	170 bp	6,384

Korea Monetary STAB
Bond, 5.15%, 2/12/10	A2	—	480,000 F	2/19/10	115 bp	3,927

Korea Monetary STAB
Bond, 5.45%, 1/23/10	AA/F	—	695,000 F	2/1/10	101 bp	3,127

MetLife Inc., 5%,
6/15/15	—	—	70,000	12/20/13	(405 bp)	4,662

Reynolds American,
Inc., 7 5/8%, 6/1/16	—	—	1,705,000	6/20/13	(105 bp)	62,122

Goldman Sachs International
DJ ABX HE AAA Index	BB+	24,677	105,000	1/25/38	76 bp	(53,539)

DJ CDX NA CMBX AAA
Index	AAA	4,389	120,000	3/15/49	7 bp	(23,210)

DJ CDX NA IG Series
12 Version 1 Index	—	(186,247)	4,238,000	6/20/14	(100 bp)	(67,724)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/09 (Unaudited) cont.

		Upfront				Fixed payments
		premium			Termi-	received	Unrealized
Swap counterparty /		received	Notional		nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount		date	per annum	(depreciation)

Goldman Sachs International cont.
DJ CMB NA CMBX AAA
Index	—	$(143,720)	$1,729,000		2/17/51	(35 bp)	$318,703

Rhodia SA,
Euribor+275,
10/15/13	—	—	EUR	645,000	9/20/13	(387 bp)	163,496

JPMorgan Chase Bank, N.A.
DJ ABX HE PEN AAA
Series 6 Version 2
Index	AA	56,224	$273,590		5/25/46	11 bp	(55,835)

DJ ABX HE PEN AAA
Series 6 Version 2
Index	AA	68,955	191,769		5/25/46	11 bp	(9,591)

DJ CMBX NA AAA
Series 4 Version 1
Index	AAA	1,958,739	5,016,000		2/17/51	35 bp	601,410

Lexmark
International,
Inc., 5.9%, 6/1/13	—	—	105,000		6/20/13	(113 bp)	6,686

Merrill Lynch Capital Services, Inc.
Bombardier, Inc,
6 3/4%, 5/1/12	—	—	250,000		6/20/12	(150 bp)	31,370

D.R. Horton Inc.,
7 7/8%, 8/15/11	—	—	170,000		9/20/11	(426 bp)	(7,740)

Pulte Homes Inc.,
5.25%, 1/15/14	—	—	159,000		9/20/11	(482 bp)	(11,617)

Morgan Stanley Capital Services, Inc.
Bombardier, Inc,
6 3/4%, 5/1/12	—	—	125,000		6/20/12	(114 bp)	16,934

DJ CDX NA IG Series
12 Version 1 Index	—	(427,814)	10,530,000		6/20/14	(100 bp)	(135,080)

DJ CMB NA CMBX AAA
Index	AAA	214,166	1,973,500		2/17/51	35 bp	(316,254)

UBS, AG
Starwood Hotels &
Resorts Worldwide,
Inc., 7 7/8%, 5/1/12	—	—	1,740,000		6/20/12	(195 bp)	70,566

Total							$1,361,606

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at April 30, 2009. Securities rated by Fitch are indicated by “/F.”

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for SFAS 157 disclosures based on securities valuation inputs.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (” SFAS 157” ). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of April 30, 2009:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$7,723,988	$(1,049,389)

Level 2	169,214,044	2,194,886

Level 3	415,869	—

Total	$177,353,901	$1,145,497

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The following is a reconciliation of Level 3 assets as of April 30, 2009:

	Investment in securities	Other financial instruments

Balance as of October 31, 2008	$1,083,539	$—

Accrued discounts/premiums	—	—

Realized gain/(loss)	(49,237)	—

Change in net unrealized appreciation/(depreciation)	(29,944)	—

Net purchases/sales	(11,352)	—

Net transfers in and/or out of Level 3	(577,137)	—

Balance as of April 30, 2009	$415,869	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 4/30/09 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $181,072,400)	$173,579,913
Affiliated issuers (identified cost $3,773,988) (Note 5)	3,773,988

Cash	26,256

Foreign currency (cost $25,166) (Note 1)	24,640

Interest and other receivables	1,588,893

Receivable for shares of the fund sold	84,269

Receivable for investments sold	9,664,547

Receivable for sales of delayed delivery securities (Notes 1 and 6)	15,180,486

Unrealized appreciation on swap contracts (Note 1)	26,430,443

Receivable for variation margin (Note 1)	19,048

Unrealized appreciation on forward currency contracts (Note 1)	684,588

Receivable for receivable purchase agreement (Note 2)	74,807

Premiums paid on swap contracts (Note 1)	1,883,389

Total assets	233,015,267

LIABILITIES

Payable for investments purchased	9,435,413

Payable for purchases of delayed delivery securities (Notes 1 and 6)	65,394,609

Payable for shares of the fund repurchased	189,638

Payable for compensation of Manager (Note 2)	89,084

Payable for investor servicing fees (Note 2)	18,717

Payable for custodian fees (Note 2)	25,824

Payable for Trustee compensation and expenses (Note 2)	81,632

Payable for administrative services (Note 2)	1,364

Payable for distribution fees (Note 2)	31,742

Unrealized depreciation on forward currency contracts (Note 1)	605,800

Written options outstanding, at value (premiums received $1,660,532) (Notes 1 and 3)	2,181,482

Premiums received on swap contracts (Note 1)	4,430,021

Unrealized depreciation on swap contracts (Note 1)	23,790,895

TBA sale commitments, at value (proceeds receivable $8,225,625) (Note 1)	8,228,125

Collateral on certain derivative contracts, at value (Note 1)	5,212,110

Other accrued expenses	130,742

Total liabilities	119,847,198

Net assets	$113,168,069

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$133,755,604

Undistributed net investment income (Note 1)	10,823,795

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(25,101,782)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(6,309,548)

Total — Representing net assets applicable to capital shares outstanding	$113,168,069

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($80,652,213 divided by 7,611,021 shares)	$10.60

Offering price per class A share (100/96.00 of $10.60)*	$11.04

Net asset value and offering price per class B share ($7,373,166 divided by 698,074 shares)**	$10.56

Net asset value and offering price per class C share ($2,974,437 divided by 281,480 shares)**	$10.57

Net asset value and redemption price per class M share ($17,191,144 divided by 1,634,075 shares)	$10.52

Offering price per class M share (100/96.75 of $10.52)***	$10.87

Net asset value, offering price and redemption price per class R share
($483,620 divided by 45,672 shares)	$10.59

Net asset value, offering price and redemption price per class Y share
($4,493,489 divided by 423,808 shares)	$10.60

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 4/30/09 (Unaudited)

INVESTMENT INCOME

Interest (net of foreign tax of $10,582) (including interest income of $803
from investments in affiliated issuers) (Note 5)	$3,231,039

EXPENSES

Compensation of Manager (Note 2)	395,285

Investor servicing fees (Note 2)	134,499

Custodian fees (Note 2)	36,332

Trustee compensation and expenses (Note 2)	14,788

Administrative services (Note 2)	11,985

Distribution fees — Class A (Note 2)	100,795

Distribution fees — Class B (Note 2)	39,373

Distribution fees — Class C (Note 2)	15,801

Distribution fees — Class M (Note 2)	40,488

Distribution fees — Class R (Note 2)	1,173

Auditing	88,472

Other	44,285

Fees waived and reimbursed by Manager (Note 2)	(238,235)

Total expenses	685,041

Expense reduction (Note 2)	(1,591)

Net expenses	683,450

Net investment income	2,547,589

Net realized gain on investments (Notes 1 and 3)	1,084,263

Net realized loss on swap contracts (Note 1)	(9,987,181)

Net realized gain on futures contracts (Note 1)	51,266

Net realized loss on foreign currency transactions (Note 1)	(4,682,917)

Net realized gain on written options (Notes 1 and 3)	210,401

Net unrealized appreciation of assets and liabilities in
foreign currencies during the period	4,316,435

Net unrealized appreciation of investments, futures contracts, swap contracts,
written options, and TBA sale commitments during the period	10,933,978

Net gain on investments	1,926,245

Net increase in net assets resulting from operations	$4,473,834

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 4/30/09*	Year ended 10/31/08

Operations:
Net investment income	$2,547,589	$7,232,990

Net realized gain (loss) on investments
and foreign currency transactions	(13,324,168)	2,154,860

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	15,250,413	(29,993,978)

Net increase (decrease) in net assets resulting from operations	4,473,834	(20,606,128)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(2,839,038)	(5,804,158)

Class B	(246,814)	(576,836)

Class C	(97,828)	(225,169)

Class M	(559,347)	(975,735)

Class R	(15,929)	(28,158)

Class Y	(169,449)	(371,685)

Redemption fees (Note 1)	6,977	59,041

Increase (decrease) from capital share transactions (Note 4)	(14,582,371)	26,898,328

Total decrease in net assets	(14,029,965)	(1,630,500)

NET ASSETS

Beginning of period	127,198,034	128,828,534

End of period (including undistributed net investment
income of $10,823,795 and $12,204,611, respectively)	$113,168,069	$127,198,034

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

											Ratio	Ratio of net
			Net realized								of expenses	investment
	Net asset value,		and unrealized	Total from				Net asset	Total return	Net assets,	to average	income (loss)
	beginning	Net investment	gain (loss) on	investment	From net	Total	Redemption	value, end of	at net asset	end of period	net assets	to average net	Portfolio
Period ended	of period	income (loss) [a,b]	investments	operations	investment income	distributions	fees	period	value (%) [c]	(in thousands)	(%) [b,d]	assets (%) [b]	turnover (%)

Class A
April 30, 2009 **	$10.47	.23	.26	.49	(.36)	(.36)	— [e]	$10.60	4.89 *	$80,652	.55 *	2.29 *	119.52 * [f]
October 31, 2008	12.68	.62	(2.16)	(1.54)	(.68)	(.68)	.01	10.47	(12.79)	90,998	1.13	4.96	181.55 [f]
October 31, 2007	12.12	.47	.57	1.04	(.48)	(.48)	— [e]	12.68	8.76	91,616	1.16	3.82	103.10 [f]
October 31, 2006	12.18	.37 [g]	.22	.59	(.65)	(.65)	— [e]	12.12	5.01	87,210	1.17 [g]	3.04 [g]	97.83 [f]
October 31, 2005	12.73	.38	(.42)	(.04)	(.51)	(.51)	— [e]	12.18	(.39)	98,198	1.22	2.96	197.70 [f]
October 31, 2004	12.65	.33	.88	1.21	(1.13)	(1.13)	— [e]	12.73	9.99	104,736	1.29	2.65	162.13

Class B
April 30, 2009 **	$10.44	.19	.25	.44	(.32)	(.32)	— [e]	$10.56	4.41 *	$7,373	.92 *	1.93 *	119.52 * [f]
October 31, 2008	12.64	.53	(2.14)	(1.61)	(.59)	(.59)	— [e]	10.44	(13.40)	9,559	1.88	4.24	181.55 [f]
October 31, 2007	12.08	.37	.57	.94	(.38)	(.38)	— [e]	12.64	7.97	10,644	1.91	3.09	103.10 [f]
October 31, 2006	12.13	.28 [g]	.23	.51	(.56)	(.56)	— [e]	12.08	4.31	15,238	1.92 [g]	2.37 [g]	97.83 [f]
October 31, 2005	12.69	.28	(.42)	(.14)	(.42)	(.42)	— [e]	12.13	(1.23)	23,480	1.97	2.20	197.70 [f]
October 31, 2004	12.61	.24	.87	1.11	(1.03)	(1.03)	— [e]	12.69	9.20	29,246	2.04	1.93	162.13

Class C
April 30, 2009 **	$10.44	.19	.26	.45	(.32)	(.32)	— [e]	$10.57	4.49 *	$2,974	.92 *	1.94 *	119.52 * [f]
October 31, 2008	12.65	.53	(2.15)	(1.62)	(.59)	(.59)	— [e]	10.44	(13.45)	3,887	1.88	4.21	181.55 [f]
October 31, 2007	12.09	.38	.56	.94	(.38)	(.38)	— [e]	12.65	7.96	2,830	1.91	3.07	103.10 [f]
October 31, 2006	12.14	.27 [g]	.24	.51	(.56)	(.56)	— [e]	12.09	4.32	2,712	1.92 [g]	2.28 [g]	97.83 [f]
October 31, 2005	12.70	.29	(.43)	(.14)	(.42)	(.42)	— [e]	12.14	(1.19)	2,699	1.97	2.22	197.70 [f]
October 31, 2004	12.62	.23	.88	1.11	(1.03)	(1.03)	— [e]	12.70	9.16	1,682	2.04	1.90	162.13

Class M
April 30, 2009 **	$10.40	.21	.25	.46	(.34)	(.34)	— [e]	$10.52	4.70 *	$17,191	.68 *	2.14 *	119.52 * [f]
October 31, 2008	12.60	.58	(2.13)	(1.55)	(.65)	(.65)	— [e]	10.40	(13.01)	16,798	1.38	4.70	181.55 [f]
October 31, 2007	12.04	.43	.58	1.01	(.45)	(.45)	— [e]	12.60	8.54	20,088	1.41	3.58	103.10 [f]
October 31, 2006	12.10	.34 [g]	.22	.56	(.62)	(.62)	— [e]	12.04	4.79	21,974	1.42 [g]	2.81 [g]	97.83 [f]
October 31, 2005	12.66	.34	(.42)	(.08)	(.48)	(.48)	— [e]	12.10	(.73)	25,065	1.47	2.70	197.70 [f]
October 31, 2004	12.58	.30	.87	1.17	(1.09)	(1.09)	— [e]	12.66	9.77	31,245	1.54	2.40	162.13

Class R
April 30, 2009 **	$10.46	.22	.25	.47	(.34)	(.34)	— [e]	$10.59	4.76 *	$484	.68 *	2.17 *	119.52 * [f]
October 31, 2008	12.67	.59	(2.15)	(1.56)	(.65)	(.65)	— [e]	10.46	(13.01)	527	1.38	4.69	181.55 [f]
October 31, 2007	12.12	.44	.56	1.00	(.45)	(.45)	— [e]	12.67	8.42	422	1.41	3.52	103.10 [f]
October 31, 2006	12.17	.32 [g]	.25	.57	(.62)	(.62)	— [e]	12.12	4.86	127	1.42 [g]	2.67 [g]	97.83 [f]
October 31, 2005	12.74	.36	(.44)	(.08)	(.49)	(.49)	— [e]	12.17	(.74)	70	1.47	2.72	197.70 [f]
October 31, 2004 †	12.81	.27	.73	1.00	(1.07)	(1.07)	— [e]	12.74	8.21 *	2	1.41 *	2.21 *	162.13

Class Y
April 30, 2009 **	$10.48	.24	.25	.49	(.37)	(.37)	— [e]	$10.60	4.91 *	$4,493	.43 *	2.42 *	119.52 * [f]
October 31, 2008	12.70	.66	(2.18)	(1.52)	(.71)	(.71)	.01	10.48	(12.61)	5,429.88		5.24	181.55 [f]
October 31, 2007	12.13	.50	.58	1.08	(.51)	(.51)	— [e]	12.70	9.12	3,228.91		4.06	103.10 [f]
October 31, 2006	12.18	.40 [g]	.23	.63	(.68)	(.68)	— [e]	12.13	5.34	2,517	.92 [g]	3.31 [g]	97.83 [f]
October 31, 2005 ††	12.31	.03	(.10)	(.07)	(.06)	(.06)	— [e]	12.18	(.61) *	3,529	.07 *	.24 *	197.70 [f]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

72	73

Financial highlights (Continued)

* Not annualized.

**Unaudited.

† For the period December 1, 2003 (commencement of operations) to October 31, 2004.

†† For the period October 4, 2005 (commencement of operations) to October 31, 2005.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to April 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

	4/30/09	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04

Class A	0.21%	0.33%	0.34%	0.31%	0.14%	0.09%

Class B	0.21	0.33	0.34	0.31	0.14	0.09

Class C	0.21	0.33	0.34	0.31	0.14	0.09

Class M	0.21	0.33	0.34	0.31	0.14	0.09

Class R	0.21	0.33	0.34	0.31	0.14	0.09

Class Y	0.21	0.33	0.34	0.31	0.02	N/A

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset arrangements (Note 2).

e Amount represents less than $0.01 per share.

f Portfolio turnover excludes dollar roll transactions.

g Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended October 31, 2006.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 4/30/09 (Unaudited)

Note 1: Significant accounting policies

Putnam Global Income Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the fund is to seek high current income by investing in a portfolio primarily consisting of investment-grade debt securities of sovereign and private issuers worldwide, including supranational issuers, that have intermediate- to long-term maturities. The fund’s secondary objectives are preservation of capital and long-term total return, but only to the extent that these are consistent with the objective of seeking high current income. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

C) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, interest or exchange rates moving unexpectedly or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Credit default contracts The fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities.. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

J) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian; collateral pledged by the fund is segregated by the fund’s custodian and identified in The fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

K) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However ,it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

L) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

M) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

N) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At October 31, 2008, the fund had a capital loss carryover of $10,676,677 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$1,114,179	October 31, 2009

3,236,861	October 31, 2010

249,360	October 31, 2014

1,885,328	October 31, 2015

4,190,949	October 31, 2016

The aggregate identified cost on a tax basis is $186,325,302, resulting in gross unrealized appreciation and depreciation of $9,205,020 and $18,176,421, respectively, or net unrealized depreciation of $8,971,401.

O) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative
services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through October 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses.

Putnam Management has further agreed to waive fees and reimburse expenses of the fund for the period from July 1, 2008 through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of a custom group of competitive funds selected by Lipper Inc. based on the size of the fund. The expense reimbursement is based on a comparison of the fund’s total expenses with the average operating expenses of the funds in this Lipper custom peer group for their respective 2007 fiscal years, excluding 12b-1 fees and after adjustment for certain expense offset and brokerage/service arrangements that reduced expenses of the fund.

For the period ended April 30, 2009, the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $238,235 of its management fee from the fund.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

On September 26, 2008, the fund entered into Agreements with other registered investment companies (each a “Purchaser”) managed by Putnam Management. Under the Agreements, the fund sold to the Purchasers the fund’s right to receive, in the aggregate, $290,270 in net payments from Lehman Brothers Special Financing, Inc. in connection with certain terminated derivatives transactions (the “Receivable”), in each case in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The Receivable will be offset against the funds net receivable from Lehman Brothers Special Financing, Inc. which is included in the Statement of assets and liabilities within Receivable for investments sold. The Agreements, which are included in the Statement of assets and liabilities, are valued at fair value following procedures approved by the Trustees. All remaining payments under the agreement will be recorded as realized gain or loss.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the six months ended April, 30, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the six months ended April 30, 2009, the fund’s expenses were reduced by $1,591 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $319, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The

Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended April 30, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2,361 and $2,794 from the sale of class A and class M shares, respectively, and received $3,133 and $320 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended April 30, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received $8 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended April 30, 2009, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $132,886,512 and $148,930,723, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the six months ended April 30, 2009 are summarized as follows:

		Contract	Premiums
		Amounts	Received

Written
options
outstanding
at beginning	USD	13,871,000	$491,706
of period	EUR	—	$ —

Options	USD	29,932,000	1,346,941
opened	EUR	2,170,000	102,424

Options	USD	—	—
exercised	EUR	—	—

Options	USD	(5,962,000)	(178,115)
expired	EUR	—	—

Options	USD	—	—
closed	EUR	(2,170,000)	(102,424)

Written
options
outstanding
at end	USD	37,841,000	$1,660,532
of period	EUR	—	$ —

Note 4: Capital shares

At April 30, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 4/30/09		Year ended 10/31/08

Class A	Shares	Amount	Shares	Amount

Shares sold	561,686	$5,639,241	4,376,689	$55,684,614

Shares issued in connection with	245,189	2,462,437	409,026	5,059,650
reinvestment of distributions

	806,875	8,101,678	4,785,715	60,744,264

Shares repurchased	(1,883,935)	(18,810,837)	(3,320,921)	(40,847,725)

Net increase (decrease)	(1,077,060)	$(10,709,159)	1,464,794	$19,896,539

	Six months ended 4/30/09		Year ended 10/31/08

Class B	Shares	Amount	Shares	Amount

Shares sold	52,842	$534,276	730,943	$9,290,110

Shares issued in connection with	20,602	206,064	39,503	488,018
reinvestment of distributions

	73,444	740,340	770,446	9,778,128

Shares repurchased	(290,909)	(2,929,095)	(696,747)	(8,626,622)

Net increase (decrease)	(217,465)	$(2,188,755)	73,699	$1,151,506

	Six months ended 4/30/09		Year ended 10/31/08

Class C	Shares	Amount	Shares	Amount

Shares sold	27,806	$281,138	327,120	$4,179,325

Shares issued in connection with	8,235	82,474	14,376	177,230
reinvestment of distributions

	36,041	363,612	341,496	4,356,555

Shares repurchased	(126,775)	(1,257,110)	(193,046)	(2,302,711)

Net increase (decrease)	(90,734)	$(893,498)	148,450	$2,053,844

	Six months ended 4/30/09		Year ended 10/31/08

Class M	Shares	Amount	Shares	Amount

Shares sold	123,913	$1,234,726	332,773	$4,053,852

Shares issued in connection with	4,508	44,862	10,026	123,581
reinvestment of distributions

	128,421	1,279,588	342,799	4,177,433

Shares repurchased	(109,340)	(1,100,524)	(322,283)	(4,023,388)

Net increase	19,081	$179,064	20,516	$154,045

	Six months ended 4/30/09		Year ended 10/31/08

Class R	Shares	Amount	Shares	Amount

Shares sold	10,651	$ 107,479	25,931	$325,120

Shares issued in connection with	1,562	15,670	2,277	28,080
reinvestment of distributions

	12,213	123,149	28,208	353,200

Shares repurchased	(16,922)	(171,493)	(11,110)	(141,211)

Net increase (decrease)	(4,709)	$(48,344)	17,098	$211,989

	Six months ended 4/30/09		Year ended 10/31/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	37,837	$380,982	452,247	$5,756,139

Shares issued in connection with	16,880	169,438	30,007	371,544
reinvestment of distributions

	54,717	550,420	482,254	6,127,683

Shares repurchased	(149,000)	(1,472,099)	(218,352)	(2,697,278)

Net increase (decrease)	(94,283)	$(921,679)	263,902	$3,430,405

Note 5: Investment in Putnam Money Market
Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $803 for the period ended April 30, 2009. During the period ended April 30, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $6,048,535 and $2,274,547, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: New accounting pronouncements

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

In April 2009, FASB issued a new FASB Staff Position FSP FAS 157-4 which amends FASB Statement No. 157, Fair Value Measurements, and is effective for interim and annual periods ending after June 15, 2009. FSP FAS 157-4 provides additional guidance when the volume and level of activity for the asset or liability measured at fair value has significantly decreased. Additionally, FSP FAS 157-4 expands disclosure by reporting entities with respect to categories of assets and liabilities carried at fair value. Putnam Management believes applying the provisions of FSP FAS 157-4 will not have a material impact on the funds financial statements.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the funds have unsettled or open transactions will default.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	George Putnam, III	James P. Pappas
Putnam Investment	Robert L. Reynolds	Vice President
Management, LLC	W. Thomas Stephens
One Post Office Square	Richard B. Worley	Francis J. McNamara, III
Boston, MA 02109		Vice President and
	Officers	Chief Legal Officer
Investment Sub-Manager	Charles E. Haldeman, Jr.
Putnam Investments Limited	President	Robert R. Leveille
57–59 St James’s Street		Vice President and Chief
London, England SW1A 1LD	Charles E. Porter	Compliance Officer
Executive Vice President,
Marketing Services	Principal Executive Officer,	Mark C. Trenchard
Putnam Retail Management	Associate Treasurer and	Vice President and BSA
One Post Office Square	Compliance Liaison	Compliance Officer
Boston, MA 02109
	Jonathan S. Horwitz	Judith Cohen
Custodian	Senior Vice President	Vice President, Clerk and
State Street Bank	and Treasurer	Assistant Treasurer
and Trust Company
	Steven D. Krichmar	Wanda M. McManus
Legal Counsel	Vice President and Principal	Vice President, Senior Associate
Ropes & Gray LLP	Financial Officer	Treasurer and Assistant Clerk

Trustees	Janet C. Smith	Nancy E. Florek
John A. Hill, Chairman	Vice President, Principal	Vice President, Assistant Clerk,
Jameson A. Baxter,	Accounting Officer and	Assistant Treasurer and
Vice Chairman	Assistant Treasurer	Proxy Manager
Ravi Akhoury
Charles B. Curtis	Susan G. Malloy
Robert J. Darretta	Vice President and
Myra R. Drucker	Assistant Treasurer
Charles E. Haldeman, Jr.
Paul L. Joskow	Beth S. Mazor
Elizabeth T. Kennan	Vice President
Kenneth R. Leibler
Robert E. Patterson

This report is for the information of shareholders of Putnam Global Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding service requested

SA031 256627 6/09

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: June 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: June 26, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: June 26, 2009